                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: Metricom Inc.                                                            CASE NO.  01-53291
                                                                                ------------------

                                                                                CHAPTER 11
                                                                                MONTHLY OPERATING REPORT
-----------------------------------------------------------                     (GENERAL BUSINESS CASE)


                                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:  Feb-02                                                       PETITION DATE:    07/02/01
                  --------                                                                      ------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in    $1
                            --

                                                                                END OF CURRENT     END OF PRIOR      AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                                  MONTH             MONTH            FILING(1)
                                                                                    -----             -----            ---------
     a.  Current Assets                                                          $185,171,190      $185,435,431
                                                                                 ------------      ------------       ------------
     b.  Total Assets                                                            $359,367,859      $359,646,139       $922,513,084
                                                                                 ------------      ------------       ------------
     c.  Current Liabilities                                                       $2,516,469        $2,158,654
                                                                                 ------------      ------------       ------------
     d.  Total Liabilities                                                       $375,019,231      $374,630,442       $340,671,459
                                                                                 ------------      ------------       ------------

                                                                                                                       CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                                                -------------       -----------      --------------
     a.  Total Receipts                                                              $490,946        $1,063,942        $16,365,035
                                                                                 ------------      ------------       ------------
     b.  Total Disbursements                                                         $579,971        $2,177,286        $28,692,481
                                                                                 ------------      ------------       ------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  ($89,025)      ($1,113,344)      ($12,327,446)
                                                                                 ------------      ------------       ------------
     d.  Cash Balance Beginning of Month                                         $175,092,575      $176,205,919       $187,330,996
                                                                                 ------------      ------------       ------------
     e.  Cash Balance End of Month (c + d)                                       $175,003,550      $175,092,575       $175,003,550
                                                                                 ------------      ------------       ------------

                                                                                                                        CUMULATIVE
                                                                                CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                                -------------      -----------        --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                 ($642,229)      ($2,531,257)     ($566,573,254)
                                                                                 ------------      ------------       ------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $5,258,269        $5,258,269
                                                                                 ------------      ------------       ------------
6.   POST-PETITION LIABILITIES                                                     $2,516,469        $2,158,654
                                                                                 ------------      ------------       ------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $141,451           $78,175
                                                                                 ------------      ------------       ------------

     AT THE END OF THIS REPORTING MONTH:                                                               YES                 NO
                                                                                                       ---                 --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                   X
     course to secured creditors or lessors? (if yes, attach listing including date of             ------------       ------------
     payment, amount of payment and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including date of           X
     payment, amount of payment and name of payee)                                                 ------------       ------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                      X
                                                                                                   ------------       ------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                 X
     attach listing including date of payment, amount and reason for payment, and name of payee)   ------------       ------------

12.  Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                   ------------       ------------
13.  Are a plan and disclosure statement on file?                                                                          X
                                                                                                   ------------       ------------
14.  Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                   ------------       ------------

15.  Check if paid: Post-petition taxes   x ;     U.S. Trustee Quarterly Fees   x ;  Check if filing is current for: Post-petition
                                         ---                                   ---
     tax reporting and tax returns:       x .
                                         ---

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

     (1) As maintained on the Debtor's books.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 03/20/02                          /s/ Eugene A. Reilly
     ---------------------              ----------------------------------------
                                        Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                           DATE OF PAYMENT    AMOUNT PAID
Nightingale & Assoc., LLC                           2/4/2002       $126,729.54
Cooley  Godward LLP                                 2/6/2002       $     90.00
Murphy, Sheneman, Julian & Rogers                  2/12/2002       $107,637.81
Pachulski, Stang, Ziehl, Young & Jones             2/22/2002       $ 51,972.89
Pachulski, Stang, Ziehl, Young & Jones             2/27/2002       $ 33,026.71
Townsend & Townsend & Crew                         2/28/2002       $  3,452.04
Robert L. Berger & Associates, LLC                 2/28/2002       $  6,961.33
                                                                   -----------
                                                                   $329,870.32
                                                                   ===========

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   02/28/02
                                              ------------

            CURRENT MONTH
-------------------------------------
                                                                                                    CUMULATIVE       NEXT MONTH
  ACTUAL      FORECAST(1)    VARIANCE                                                             (CASE TO DATE)     FORECAST(2)
  ------      -----------    --------                                                             --------------     -----------
                                            REVENUES:

                  n/a          n/a        1   Gross Sales                                             $1,944,095         n/a
----------    -----------    --------                                                             ---------------    -----------
                  n/a          n/a        2   less: Sales Returns & Allowances                                           n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a        3   Net Sales                                               $1,944,095         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a        4   less: Cost of Goods Sold    (Schedule 'B')             $13,523,137         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a            Gross Profit                                          ($11,579,042)        n/a
----------    -----------    --------                                                             ---------------    -----------
 $249,760         n/a          n/a        6   Interest                                                $3,308,351         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a        7   Other Income:  Proceeds from sale of                    $1,779,385         n/a
----------    -----------    --------                        ---------------------------------    ---------------    -----------
                                          8                  common stock in Packeteer, Inc.
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
                                          9
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
 $249,760         n/a          n/a       10     TOTAL REVENUES                                       ($6,491,306)        n/a
----------    -----------    --------                                                             ---------------    -----------

                                            EXPENSES:

       $0         n/a          n/a       11   Compensation to Owner(s)/Officer(s)                       $339,114         n/a
----------    -----------    --------                                                             ---------------    -----------
 $146,103         n/a          n/a       12   Salaries(4)                                             $3,166,455         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       13   Commissions                                                $16,225         n/a
----------    -----------    --------                                                             ---------------    -----------
  $17,129         n/a          n/a       14   Contract Labor                                            $651,286         n/a
----------    -----------    --------                                                             ---------------    -----------
                                              Rent/Lease:

       $0         n/a          n/a       15     Personal Property                                        $63,284         n/a
----------    -----------    --------                                                             ---------------    -----------
     $319         n/a          n/a       16     Real Property                                         $4,198,206         n/a
----------    -----------    --------                                                             ---------------    -----------
  $80,473         n/a          n/a       17   Insurance                                                 $727,052         n/a
----------    -----------    --------                                                             ---------------    -----------
                                         18   Management Fees
----------    -----------    --------                                                             ---------------    -----------
   $1,340         n/a          n/a       19   Depreciation                                           $32,784,958         n/a
----------    -----------    --------                                                             ---------------    -----------
                                              Taxes:

                                         20     Employer Payroll Taxes
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       21     Real Property Taxes                                      $16,822         n/a
----------    -----------    --------                                                             ---------------    -----------
   $3,906         n/a          n/a       22     Other Taxes                                             $280,309         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       23   Other Selling                                             $359,386         n/a
----------    -----------    --------                                                             ---------------    -----------
  $38,603         n/a          n/a       24   Other Administrative                                    $2,157,893         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       25   Interest Expense                                        $1,726,246         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       26   Other Expenses:  Bonus                                  $1,499,172         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       27                    Overtime                                  $29,404         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       28                    Fringe benefit                           $896,383         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       29                    Severance                                $912,712         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       30                    Repair & Maintenance                   $1,146,626         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
   $1,582         n/a          n/a       31                    Travel                                   $134,106         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
    ($802)        n/a          n/a       32                    Telephone                                $404,055         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       33                    IS & Facility Allocation              ($1,483,937)        n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       34                    Cleaning Services                         $91,697         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
 $288,653         n/a          n/a       35     TOTAL EXPENSES                                       $50,117,454         n/a
----------    -----------    --------                                                             ---------------    -----------
 ($38,893)        n/a          n/a       36 SUBTOTAL                                                ($56,608,760)        n/a
----------    -----------    --------                                                             ---------------    -----------

                                            REORGANIZATION ITEMS:

($792,690)        n/a          n/a       37   Professional Fees                                      ($7,315,764)        n/a
----------    -----------    --------                                                             ---------------    -----------
                  n/a          n/a       38   Provisions for Rejected Executory Contracts                                n/a
----------    -----------    --------                                                             ---------------    -----------
                  n/a          n/a       39   Interest Earned on Accumulated Cash from                                   n/a
----------    -----------    --------                                                             ---------------    -----------
                                              Resulting Chp 11 Case
       $0         n/a          n/a       40   Gain or (Loss) from Sale of Equipment                ($491,925,786)        n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       41   U.S. Trustee Quarterly Fees                               ($21,500)        n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       42   Writeoff of Pre-Petition Fringe Benefit Accrual           $799,409         n/a
----------    -----------    --------                                                             ---------------    -----------
       $0         n/a          n/a       43   Writeoff of Pre-Petition Accrued Bonus                  $4,909,952         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       44   Writeoff of Debt & Warrant Offering Cost               ($7,255,999)        n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       45   Writeoff of Deferred Cost of Sales                     ($2,961,114)        n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       46   Writeoff of Investment in Subsidiaries                 ($5,185,973)        n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       47   Settlement Charges                                       ($447,073)        n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
       $0         n/a          n/a       48   Expenses for pre-petition liabilities(3)                 ($750,000)        n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
 $189,354         n/a          n/a       49   Refund on collocation site                                $189,354         n/a
----------    -----------    --------       --------------------------------------------------    ---------------    -----------
($603,336)        n/a          n/a       50     TOTAL REORGANIZATION ITEMS                         ($509,964,494)        n/a
----------    -----------    --------                                                             ---------------    -----------
($642,229)        n/a          n/a       51 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         ($566,573,254)        n/a
----------    -----------    --------                                                             ---------------    -----------
                  n/a          n/a       52 Federal & State Income Taxes                                      $0         n/a
----------    -----------    --------                                                             ---------------    -----------
($642,229)        n/a          n/a       53 NET PROFIT (LOSS)                                      ($566,573,254)        n/a
==========    ===========    ========                                                             ===============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash - Surety Bonds.

(4) Includes payments made to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED   02/28/02
                                              ------------

     ASSETS
                                                                                FROM SCHEDULES       BOOK VALUE
                                                                                --------------       ----------
       CURRENT ASSETS

 1       Cash, cash equivalents and short term investment - unrestricted                            $128,772,152
                                                                                                    -------------
 2       Cash, cash equivalents and short term investment - restricted                               $46,231,399
                                                                                                    -------------
 3       Accounts receivable (net)                                                     A              $5,258,269
                                                                                                    -------------
 4       Inventory(2)                                                                  B                      $0
                                                                                                    -------------
 5       Prepaid expenses                                                                             $3,538,471
                                                                                                    -------------
 6       Professional retainers                                                                          $99,278
                                                                                                    -------------
 7       Other: Deferred Cost of Sales(3)                                                                 $0
                -----------------------------------------------------------                         -------------
 8              Deposits                                                                              $1,270,330
                -----------------------------------------------------------                         -------------
 9              Other receivable                                                                              $0
                -----------------------------------------------------------                         -------------
10              Others                                                                                    $1,292
         ------------------------------------------------------------------                         -------------

11           TOTAL CURRENT ASSETS                                                                   $185,171,190
                                                                                                    -------------
       PROPERTY AND EQUIPMENT (BOOK VALUE)(2)

12       Real property                                                                 C                      $0
                                                                                                    -------------
13       Machinery and equipment                                                       D                 $17,553
                                                                                                    -------------
14       Furniture and fixtures                                                        D                      $0
                                                                                                    -------------
15       Network equipment                                                             D                      $0
                                                                                                    -------------
16       Leasehold improvements                                                        D                      $0
                                                                                                    -------------
17       Vehicles                                                                      D                      $0
                                                                                                    -------------
18       Other:                                                                        D
                -----------------------------------------------------------                         -------------
19                                                                                     D
         ------------------------------------------------------------------                         -------------

20           TOTAL PROPERTY AND EQUIPMENT                                                                $17,553
                                                                                                    -------------
       OTHER ASSETS

21       Network Equipment & Inventory(2)                                                                     $0
                                                                                                    -------------
22       Deferred Cost of Sales-Long term(3)                                                                  $0
                                                                                                    -------------
23       Long Term Deposits                                                                             $642,064
                                                                                                    -------------
24       Investment in subsidiaries(3)                                                                        $0
         ------------------------------------------------------------------                         -------------
25       WCS Spectrum                                                                                 $1,269,993
         ------------------------------------------------------------------                         -------------
26       Debt & Warrant Offering- 2000(3)                                                                     $0
         ------------------------------------------------------------------                         -------------
27       Intercompany receivables-Metricom DC, LLC(1)                                               $172,267,058
         ------------------------------------------------------------------                         -------------

28           TOTAL OTHER ASSETS                                                                     $174,179,115
                                                                                                    -------------
29           TOTAL ASSETS                                                                           $359,367,859
                                                                                                    =============

NOTE:

     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

     (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

     (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.

     (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the book on 12/31/01.

         ----------------------------------------------------------------------
         The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
         ----------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

       POST-PETITION

         CURRENT LIABILITIES

30           Salaries and wages                                                                              $0
                                                                                                  -------------
31           Payroll taxes                                                                                   $0
                                                                                                  -------------
32           Real and personal property taxes                                                                $0
                                                                                                  -------------
33           Bonus                                                                                           $0
                                                                                                  -------------
34           Vacation                                                                                        $0
                                                                                                  -------------
35           Sales and use tax payable                                                                  $12,243
                                                                                                  -------------
36           Accounts payable (trade)                                                      A         $1,075,787
                                                                                                  -------------
37           Franchise Tax Payable                                                                       $8,035
                                                                                                  -------------
38           Fringe Benefits Applied                                                                   $360,749
                                                                                                  -------------
39           Accrued professional fees                                                               $1,071,655
                                                                                                  -------------
40           Current portion of long-term post-petition debt (due within 12 months)
                                                                                                  -------------
41           Other:  Others                                                                            ($12,000)
                     ------------------------------------------------------------------            ------------
42
             --------------------------------------------------------------------------           -------------
43
             --------------------------------------------------------------------------           -------------

44           TOTAL CURRENT LIABILITIES                                                               $2,516,469
                                                                                                  -------------

45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                $0
                                                                                                  -------------

46           TOTAL POST-PETITION LIABILITIES                                                         $2,516,469
                                                                                                  -------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47           Secured claims                                                                F         $3,470,874
                                                                                                  -------------
48           Priority unsecured claims                                                     F         $3,432,301
                                                                                                  -------------
49           General unsecured claims                                                      F       $365,599,587
                                                                                                  -------------
50           TOTAL PRE-PETITION LIABILITIES                                                        $372,502,762
                                                                                                  -------------
51           TOTAL LIABILITIES                                                                     $375,019,231
                                                                                                   ------------
     EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing  (1)                                       ($885,004,240)
                                                                                                  --------------
53       Capital Stock                                                                                  $30,920
                                                                                                  --------------
54       Additional paid-in capital                                                                $790,757,686
                                                                                                  --------------
55       Warrants to purchase Common Stock                                                           $6,328,173
                                                                                                  -------------
56       Accum other comprehensive income                                                              $131,439
                                                                                                  -------------
57       Cumulative profit/(loss) since filing of case                                            ($566,573,254)
                                                                                                  -------------
         Preferred Stock                                                                           $638,677,904
                                                                                                  -------------
58       Equity adjustment for pre-petition liabilities due to Chapter 11 filing(2)                          $0
                                                                                                  -------------

59           TOTAL EQUITY (DEFICIT)                                                                ($15,651,372)
                                                                                                  -------------

60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                        $359,367,859
                                                                                                  =============


     NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

           (2) Reclassification of the pre-petition liabilities from Equity to Schedule F. The amounts were erroneously scheduled in prior Monthly Operation Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                          ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE          PAST DUE
                                                       [PRE AND POST PETITION]     [POST PETITION]      POST PETITION DEBT
                                                       -----------------------     ----------------     ------------------
  0 -30 Days                                                         $0                $934,336
                                                             ----------              ----------
  31-60 Days                                                         $0                 $83,342
                                                             ----------              ----------
  61-90 Days                                                         $0                 $58,109              $141,451(1)
                                                             ----------              ----------              --------
  91+ Days                                                   $7,180,136
                                                             ----------              ----------
  Total accounts receivable/payable                          $7,180,136              $1,075,787
                                                             ----------              ==========
  Allowance for doubtful accounts                            $1,921,867
                                                             ----------
  Accounts receivable (net)                                  $5,258,269
                                                             ==========

                                                   SCHEDULE B

                                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                     COST OF GOODS SOLD
----------------------------------                     ------------------                                    --------

                                    INVENTORY(IES)
                                     BALANCE AT
                                    END OF MONTH       INVENTORY BEGINNING OF MONTH                                $0
                                    ------------                                                             --------
                                                       Add -
  Retail/Restaurants -                                   Net purchase
                                                                                                             --------
    Product for resale                                   Direct labor
                                    ------------                                                             --------
                                                         Manufacturing overhead
                                                                                                             --------
  Distribution -                                         Freight in
                                                                                                             --------
    Products for resale                                  Other:                                                    $0
                                    ------------                                                             --------
                                                                                                                   $0
                                                       --------------------------------------------          --------
  Manufacturer -                                                                                                   $0
                                                       --------------------------------------------          --------
    Raw Materials                            $0
                                    ------------
    Work-in-progress                         $0        Less -
                                    ------------
    Finished goods                           $0          Inventory End of Month                                    $0
                                    ------------                                                             --------
                                                         Shrinkage
  Other - Explain                                        Inventory sold and write off
                                    ------------                                                             --------
  ----------------------------------
                                                         Cost of Goods Sold                                        $0
  ----------------------------------                                                                         ========
      TOTAL                              $0
                                    ============

  METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS

  Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.

          Yes                No
              --------          ---------

  How often do you take a complete physical inventory?       Valuation methods -

                                                               FIFO cost
                                                                                                  ----
    Weekly                                                     LIFO cost
                    -----------                                                                   ----
    Monthly                                                    Lower of cost or market
                    -----------                                                                   ----
    Quarterly                                                  Retail method
                    -----------                                                                   ----
    Semi-annually                                              Other
                    -----------                                                                   ----
    Annually                                                     Explain
                    -----------                                                                   ----

Date of last physical inventory was
                                    ------------             -------------------------------------------------------------

                                    ------------             -------------------------------------------------------------
Date of next physical inventory is
                                    ------------             -------------------------------------------------------------

NOTE:

     (1) Professional fees that have not been approved by the court.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                COST        MARKET VALUE
                                                                           ----        ------------
    None                                                                       $0              $0
    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------
    Total                                                                      $0              $0
                                                                         =========     ===========

                                   SCHEDULE D
                           OTHER DEPRECIABLE ASSETS(1)

Description                                                                COST         BOOK VALUE
                                                                           ----         ----------
Machinery & Equipment -
    --------------------------------------------------------------
    Computer Hardware                                                     $48,245         $48,245
    --------------------------------------------------------------       ---------     -----------
       Accumulated Depreciation                                          ($30,692)       ($30,692)
    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------
    Total                                                                 $17,553         $17,553
                                                                         =========     ===========
Furniture & Fixtures -

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------
    Total                                                                      $0              $0
                                                                         =========     ===========
Network  Equipment -

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------
    Total                                                                      $0              $0
                                                                         =========     ===========
Leasehold Improvements -

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------
    Total                                                                      $0              $0
                                                                         =========     ===========
Vehicles -

    --------------------------------------------------------------       ---------     -----------

    --------------------------------------------------------------       ---------     -----------
    Total                                                                      $0              $0
                                                                         =========     ===========

NOTE:

     (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE(1)                            0-30 DAYS     31-60 DAYS     61-90 DAYS    91+ DAYS        TOTAL
                                            ---------     ----------     ----------    --------        -----
FEDERAL

    Income Tax Withholding                         $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    FICA - Employee                                $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    FICA - Employer                                $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Unemployment (FUTA)                            $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Income                                         $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Other (Attach List)                            $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
TOTAL FEDERAL TAXES                                $0             $0            $0            $0           $0
                                            ----------    -----------    ----------    ----------    ---------
STATE AND LOCAL

    Income Tax Withholding                         $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Unemployment (UT)                              $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Disability Insurance (DI)                      $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Empl. Training Tax (ETT)                       $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Sales and Use Tax                              $0                          $90       $12,153      $12,243
                                            ----------    -----------    ----------    ----------    ---------
    Excise                                         $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Real property(2)                               $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Personal property(2)                           $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Income                                         $0                                                      $0
                                            ----------    -----------    ----------    ----------    ---------
    Other (Franchise Tax)                          $0             $0            $0        $8,035       $8,035
                                            ----------    -----------    ----------    ----------    ---------
TOTAL STATE & LOCAL TAXES                          $0             $0           $90       $20,188      $20,278
                                            ----------    -----------    ----------    ----------    ---------
TOTAL TAXES                                        $0             $0           $90       $20,188      $20,278
                                            ==========    ===========    ==========    ==========    =========

(1)  ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.

(2) IN PRIOR MONTHLY OPERATION REPORTS, $220,000 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                            CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                AMOUNT(2)         AMOUNT(3)
-------------------------------------------                ---------         ---------
                                                          ------------      ------------
     Secured claims(1)                                      $3,470,874        $3,470,874
                                                          ------------      ------------
     Priority claims other than taxes                           $4,650          $364,522
                                                          ------------      ------------
     Priority tax claims                                    $1,979,948        $3,067,779
                                                          ------------      ------------
     General unsecured claims                             $961,883,175      $365,599,587
                                                          ------------      ------------

     (1) The balance represents the amount originally filed in the Debtors' statement of assets and liabilities (SoAL).

     (2) The above amount represents the total claimed amount originally filed. As of 1/31/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent monthly operating reports.

     (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 1/31/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 1/31/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                ACCOUNT 1            ACCOUNT 2           ACCOUNT 3           ACCOUNT 4
                                                ---------            ---------           ---------           ---------
Bank                                        Please refer to attached statement.
                                            -----------------     ---------------     ---------------     ---------------
Account Type
                                            -----------------     ---------------     ---------------     ---------------
Account No.
                                            -----------------     ---------------     ---------------     ---------------
Account Purpose
                                            -----------------     ---------------     ---------------     ---------------
Balance, End of Month
                                            -----------------     ---------------     ---------------     ---------------
Total Funds on Hand for all Accounts           $175,003,550
                                               ------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                                                          2/28/2002     2/28/2002
                               ACCOUNT NO.           ACCOUNT TYPE                ACCOUNT PURPOSE         BANK BALANCE  BOOK BALANCE
BANKS
Wells Fargo General
  Account                      4487-098311          General Banking              General Banking                   $0            $0
Wells Fargo Controlled
  Disbursement Account         4759-600877          General Banking              General Banking                   $0            $0
Wells Fargo Southeast
  PC Account                   4375-685799          General Banking              General Banking                   $0            $0
Wells Fargo Northeast
  Account                      4375-685815          General Banking              General Banking                   $0            $0
Wells Fargo Western
  Region Account               4375-685823          General Banking              General Banking                   $0            $0
Wells Fargo Northern
  Central Account              4375-686193          General Banking              General Banking                   $0            $0
Wells Fargo Ricochet
  Account                      4487-098485          General Banking              General Banking                   $0            $0
Wells Fargo
  Account                      4496-812934          General Banking              General Banking                   $0            $0
Wells Fargo Flex
  Benefits Account             4761-067420          General Banking              General Banking                   $0            $0
Wells Fargo Medical
  Benefits Account             4761-067438          General Banking              General Banking                   $0            $0
Wells Fargo LLC Account        4487-099655          General Banking              General Banking                   $0            $0
Union Bank of California       6450-135869          General Banking              General Banking                   $0            $0
Union Bank of California -
  Payroll                      6450-136792          General Banking              General Banking                   $0            $0
Union Bank of California -
  General                       2180043112         CHPT. 11 Banking              General Banking                   $0            $0
Union Bank of California -
  General                       2180043244         CHPT. 11 Banking              General Banking             $385,011      $138,496
Union Bank of California -
  Payroll                       2180043252         CHPT. 11 Banking              General Banking               $7,285        $7,285
Union Bank of California -
  Tax                           2180043260         CHPT. 11 Banking              General Banking                   $0            $0
Union Bank of California -
  Medical                       2180043279         CHPT. 11 Banking              General Banking                   $0            $0
Union Bank of California -
  Flex Benefits                 2180043287         CHPT. 11 Banking              General Banking               $5,351        $5,351
Union Bank of California -
  Escrow                        2180043740         CHPT. 11 Banking              General Banking                 $100          $100
Union Bank of California -
  General Pre-petition          2180043147          General Banking              General Banking                   $0            $0
Union Bank of California -
  Payroll Pre-petition          2180043155          General Banking              General Banking                   $0            $0
Wells Fargo CD's


MONEY MARKET ACCOUNTS
                                                                               Account invests in
Janus Institutional           881-881235108       Money Market Funds            A1/P1 funds only          $54,731,167   $54,731,167
                                                                               Account invests in
Fidelity Institutional       0059-00493084842     Money Market Funds            A1/P1 funds only          $33,119,007   $33,119,007
                                                                               Account invests in
JP Morgan Institutional          5012931          Money Market Funds            A1/P1 funds only                   $0            $0
                                                                               Account invests in
Dreyfus Institutional         288-0981002876      Money Market Funds            A1/P1 funds only                   $0            $0


INSTITUTIONAL ACCOUNTS -
  ST INVESTMENTS

AIG Money Market Fund          000MB2890-1     Investments in CP, Money        Account invests in          $5,478,234    $5,478,234
                                               Market Funds, Treasuries         A1/P1 funds only
Morgan Stanley & Co.            14-78C44-1     Investments in CP, Money        Account invests in         $39,287,275   $39,287,275
                                               Market Funds, Treasuries         A1/P1 funds only
Salomon Smith Barney           449-0H399-19    Investments in CP, Money        Account invests in                  $0            $0
                                               Market Funds, Treasuries         A1/P1 funds only
Lehman Brothers                833-79266-15    Investments in CP, Money        Account invests in          $1,211,718    $1,211,718
                                               Market Funds, Treasuries         A1/P1 funds only
Wells Fargo Asset Mgmt            138816       Investments in CP, Money        Account invests in            $150,693      $150,693
                                               Market Funds, Treasuries         A1/P1 funds only
Wells Fargo Asset                2215431       Investments in CP, Money   Account holds collateral for     $1,465,075    $1,465,075
  Mgmt Pledged                                 Market Funds, Treasuries   outstanding Letters of Credit


LT INVESTMENTS
                                                                              Restricted Bonds for
Bank One                        204821-000        Government T-Strips           Coupon payments           $39,000,000   $39,000,000

                                                                               Escrow account for
State Street Bank               127415-010       Money Market account            Tim Dreisbach               $288,089      $288,089


EQUITY INVESTMENTS
                                                   Equity stake in         Own 20,700 stake in PKTR at
Lehman Brothers                833-41241-15        Packeteer, Inc.          a purchase price of $0.25        $120,060      $120,060

Petty Cash on hand                                                                                             $1,000        $1,000

                                                                                                         ------------  ------------
                                                                                                         $175,250,065  $175,003,550
                                                                                                         ============  ============

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   02/28/02
                                            -----------

                                                                                         Actual            Cumulative
                                                                                      Current Month      (Case to Date)
                                                                                      -------------      -------------
    CASH RECEIPTS

 1     Rent/Leases Collected
                                                                                      --------------     --------------
 2     Cash Received from Sales                                                                               $761,113
                                                                                      --------------     --------------
 3     Interest Received                                                                   $196,169         $2,521,877
                                                                                      --------------     --------------
 4     Borrowings
                                                                                      --------------     --------------
 5     Funds from Shareholders, Partners, or Other Insiders
                                                                                      --------------     --------------
 6     Capital Contributions
                                                                                      --------------     --------------
 7         Legal Settlement                                                                                     $9,000
           ------------------------------------------------------------------         --------------     --------------
 8         Proceeds from sale of common stock in Packeteer, Inc.                                            $1,810,635
           ------------------------------------------------------------------         --------------     --------------
 9         Interest Accrued on Government Strip                                             $54,006           $815,639
           ------------------------------------------------------------------         --------------     --------------
10         Unrealized gain on short term investment                                                            $91,187
           ------------------------------------------------------------------         --------------     --------------
11         Proceeds from sale of fixed assets/Inventory(2)                                                  $9,566,768
           ------------------------------------------------------------------         --------------     --------------
12         Miscellaneous refund                                                            $240,771           $512,816
           ------------------------------------------------------------------         --------------     --------------
13         Void cashiers checks paid for pre-petition liabilities                                             $276,000
           ------------------------------------------------------------------         --------------     --------------
14         TOTAL CASH RECEIPTS                                                             $490,946        $16,365,035
                                                                                      --------------     --------------
    CASH DISBURSEMENTS

15     Payments for Inventory
                                                                                      --------------     --------------
16     Selling
                                                                                      --------------     --------------
17     Administrative                                                                       $67,787        $10,234,698
                                                                                      --------------     --------------
18     Capital Expenditures
                                                                                      --------------     --------------
19     Principal Payments on Debt
                                                                                      --------------     --------------
20     Interest Paid
                                                                                      --------------     --------------
       Rent/Lease:

21         Personal Property
                                                                                      --------------     --------------
22         Real Property                                                                    $17,437         $4,132,011
                                                                                      --------------     --------------
       Amount Paid to Owner(s)/Officer(s)
23         Salaries                                                                                           $222,327
                                                                                      --------------     --------------
24         Draws
                                                                                      --------------     --------------
25         Commissions/Royalties
                                                                                      --------------     --------------
26         Expense Reimbursements                                                                               $7,618
                                                                                      --------------     --------------
27         Other (includes Retention Bonuses)                                                                 $142,897
                                                                                      --------------     --------------
28     Salaries/Commissions (less employee withholding)(4)                                 $132,883         $3,899,219
                                                                                      --------------     --------------
29     Management Fees
                                                                                      --------------     --------------
       Taxes:

30         Employee Withholding                                                                             $2,399,779
                                                                                      --------------     --------------
31         Employer Payroll Taxes                                                                             $351,492
                                                                                      --------------     --------------
32         Real Property Taxes                                                                                $237,230
                                                                                      --------------     --------------
33         Other Taxes                                                                       $3,906           $229,867
                                                                                      --------------     --------------
34     Other Cash Outflows:
                                                                                      --------------     --------------
35         ESPP refund                                                                                        $512,394
           ------------------------------------------------------------------         --------------     --------------
36         Employee Expense Reimbursements(4)                                                $2,748           $224,046
           ------------------------------------------------------------------         --------------     --------------
37         Severance                                                                                          $448,842
           ------------------------------------------------------------------         --------------     --------------
38         Reverse the unrealized gain for Packeteer Shares(1)                              $24,840         $1,560,932
           ------------------------------------------------------------------         --------------     --------------
39         Retention Bonus                                                                                    $838,713
           ------------------------------------------------------------------         --------------     --------------
40         Professional fees paid for services in connection with Chp 11 case              $329,870         $2,031,343
                                                                                      --------------     --------------
41         U.S. Trustee Quarterly Fees                                                         $500            $22,000
                                                                                      --------------     --------------
42         Expenses for Pre-petition liabilities(3)                                                           $750,000
                                                                                      --------------     --------------
43         Settlement Charges                                                                                 $447,073
                                                                                      --------------     --------------
44         TOTAL CASH DISBURSEMENTS:                                                       $579,971        $28,692,481
                                                                                      --------------     --------------
45  NET INCREASE (DECREASE) IN CASH                                                        ($89,025)      ($12,327,446)
                                                                                      --------------     --------------
46  CASH BALANCE, BEGINNING OF PERIOD                                                  $175,092,575       $187,330,996
                                                                                      --------------     --------------
47  CASH BALANCE, END OF PERIOD                                                        $175,003,550       $175,003,550
                                                                                      ==============     ==============

NOTES:

     (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

     (2) The amount represents 50% of the proceeds received from the Company's public auction on 11/27/01.

     (3) Reduction of restricted cash - Surety Bonds.

     (4) Includes payments made to former employees who are currently working under consulting agreements.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED   02/28/02
                                          ------------

    CASH FLOWS FROM OPERATING ACTIVITIES                                                       ACTUAL          CUMULATIVE
                                                                                            CURRENT MONTH     (CASE TO DATE)
                                                                                            -------------     --------------
 1     Cash Received from Sales                                                                                    $761,113
                                                                                            --------------    --------------
 2     Rent/Leases Collected
                                                                                            --------------    --------------
 3     Interest Received                                                                         $196,169        $2,521,877
                                                                                            --------------    --------------
 4     Cash Paid to Suppliers
                                                                                            --------------    --------------
 5     Cash Paid for Selling Expenses
                                                                                            --------------    --------------
 6     Cash Paid for Administrative Expenses                                                      $67,787       $10,234,698
                                                                                            --------------    --------------
       Cash Paid for Rents/Leases:
 7         Personal Property
                                                                                            --------------    --------------
 8         Real Property                                                                          $17,437        $4,132,011
                                                                                            --------------    --------------
 9     Cash Paid for Interest
                                                                                            --------------    --------------
10     Cash Paid for Net Payroll and Benefits(4)                                                 $132,883        $3,899,219
                                                                                            --------------    --------------
       Cash Paid to Owner(s)/Officer(s)
11         Salaries                                                                                                $222,327
                                                                                            --------------    --------------
12         Draws
                                                                                            --------------    --------------
13         Commissions/Royalties
                                                                                            --------------    --------------
14         Expense Reimbursements                                                                                    $7,618
                                                                                            --------------    --------------
15         Other (includes Retention Bonuses)                                                                      $142,897
                                                                                            --------------    --------------
       Cash Paid for Taxes Paid/Deposited to Tax Acct.
16         Employer Payroll Tax                                                                                    $351,492
                                                                                            -------------     --------------
17         Employee Withholdings                                                                                 $2,399,779
                                                                                            -------------     --------------
18         Real Property Taxes                                                                                     $237,230
                                                                                            -------------     --------------
19         Other Taxes                                                                            $3,906           $229,867
                                                                                            -------------     --------------
20     Cash Paid for General Expenses
                                                                                            -------------     --------------
21     Other cash inflows:
       --------------------------------------------------------------------------------     --------------    --------------
22         Legal settlement                                                                                          $9,000
       --------------------------------------------------------------------------------     --------------    --------------
23         Proceeds from sale of common stock in Packeteer, Inc.                                                 $1,810,635
       --------------------------------------------------------------------------------     --------------    --------------
24         Interest accrued on government strip                                                   $54,006          $815,639
       --------------------------------------------------------------------------------     --------------    --------------
25         Unrealized gain on short term investment                                                                 $91,187
       --------------------------------------------------------------------------------     --------------    --------------
26         Proceeds from sale of fixed assets/Inventory(2)                                                       $9,566,768
       --------------------------------------------------------------------------------     --------------    --------------
27         Miscellaneous refund                                                                  $240,771          $512,816
       --------------------------------------------------------------------------------     --------------    --------------
28         Void cashiers checks paid for pre-petition expenses                                                     $276,000
       --------------------------------------------------------------------------------     --------------    --------------
       Other cash outflows:
       --------------------------------------------------------------------------------     --------------    --------------
29         ESPP refund                                                                                             $512,394
       --------------------------------------------------------------------------------     --------------    --------------
30         Employee expense reimbursement(4)                                                       $2,748          $224,046
       --------------------------------------------------------------------------------     --------------    --------------
31         Severance                                                                                               $448,842
       --------------------------------------------------------------------------------     --------------    --------------
32         Reverse the unrealized gain on Packeteer shares(1)                                     $24,840        $1,560,932
       --------------------------------------------------------------------------------     --------------    --------------
33         Retention Bonus                                                                                         $838,713
       --------------------------------------------------------------------------------     --------------    --------------
34         Expenses for pre-petition liabilities(3)                                                                $750,000
       --------------------------------------------------------------------------------     --------------    --------------
35         Settlement charges                                                                                      $447,073
       --------------------------------------------------------------------------------     --------------    --------------
36         NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS          $241,345      ($10,274,103)
                                                                                            --------------    --------------
    CASH FLOWS FROM REORGANIZATION ITEMS

37     Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                            --------------    --------------
38     Professional Fees Paid for Services in Connection with Chp 11 Case                        $329,870)      ($2,031,343)
                                                                                            --------------    --------------
39     U.S. Trustee Quarterly Fees                                                                  ($500)         ($22,000)
                                                                                            --------------    --------------
40
       --------------------------------------------------------------------------------     --------------    --------------
41             NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                 ($330,370)      ($2,053,343)
                                                                                            --------------    --------------
42  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                   ($89,025)     ($12,327,446)
                                                                                            --------------    --------------
    CASH FLOWS FROM INVESTING ACTIVITIES

43     Capital Expenditures
                                                                                            --------------    --------------
44     Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                            --------------    --------------
45
       --------------------------------------------------------------------------------     --------------    --------------
46             NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $0                $0
                                                                                            --------------    --------------
    CASH FLOWS FROM FINANCING ACTIVITIES

47     Net Borrowings (Except Insiders)
                                                                                            --------------    --------------
48     Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                            --------------    --------------
49     Capital Contributions
                                                                                            --------------    --------------
50     Principal Payments
                                                                                            --------------    --------------
51
       --------------------------------------------------------------------------------     --------------    --------------
52             NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0                $0
                                                                                            --------------    --------------
53  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                         ($89,025)     ($12,327,446)
                                                                                            --------------    --------------
54  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                          $175,092,575      $187,330,996
                                                                                            --------------    --------------
55  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                $175,003,550      $175,003,550
                                                                                            ==============    ==============

NOTES:

     (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

     (2) The amount represents 50% of the proceeds received from the Company's public auction on 11/27/01.

     (3) Reduction of restricted cash - Surety Bonds.

     (4) Includes payments made to former employees who are currently working under consulting agreements.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom DC, L.L.C.                            CASE NO. 01-53300
                                                       ----------------
---------------------------------------------------
                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

   MONTH ENDED: Feb-02                                  PETITION DATE: 07/02/01
                ----------                                            ---------


1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in    $1
                           --

                                                                                 END OF             END OF         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             CURRENT MONTH      PRIOR MONTH          FILING(1)
                                                                             --------------     -------------     ----------------
    a.  Current Assets                                                                   $0                $0
                                                                             --------------     -------------
    b.  Total Assets                                                               $747,656          $747,656         $180,022,607
                                                                             --------------     -------------     ----------------
    c.  Current Liabilities                                                         $35,937           $35,937
                                                                             --------------     -------------
    d.  Total Liabilities                                                      $173,372,224      $173,372,224         $180,367,549
                                                                             --------------     -------------     ----------------

                                                                                                                     CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                      CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                             --------------     -------------     ----------------
    a.  Total Receipts                                                                   $0                $0                   $0
                                                                             --------------     -------------     ----------------
    b.  Total Disbursements                                                              $0                $0                   $0
                                                                             --------------     -------------     ----------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                       $0                $0                   $0
                                                                             --------------     -------------     ----------------
    d.  Cash Balance Beginning of Month                                                  $0                $0                   $0
                                                                             --------------     -------------     ----------------
    e.  Cash Balance End of Month (c + d)                                                $0                $0                   $0
                                                                             --------------     -------------     ----------------

                                                                                                                    CUMULATIVE
                                                                             CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)
                                                                             --------------     -------------     ----------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                       $0                $0        ($179,164,338)
                                                                             --------------     -------------     ----------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                          $0                $0
                                                                             --------------     -------------
6.  POST-PETITION LIABILITIES                                                       $35,937           $35,937
                                                                             --------------     -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                               $0                $0
                                                                             -------------     -------------

AT THE END OF THIS REPORTING MONTH:                                                                  YES                 NO
                                                                                                     ---                 --

8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                         X
                                                                                                -------------     ----------------

9.  Have any payments been made to professionals?  (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                         X
                                                                                                -------------     ----------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                -------------     ----------------

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment, and
    name of payee)                                                                                                       X
                                                                                                -------------     ----------------

12. Is the estate insured for replacement cost of assets and for
    general liability?                                                                                X

                                                                                                -------------     ----------------

13. Are a plan and disclosure statement on file?                                                                          X
                                                                                                -------------     -----------------

14. Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                -------------     ----------------

15. Check if paid: Post-petition taxes_____ ;   U.S. Trustee Quarterly Fees ____;  Check if filing is current for: Post-petition
    tax reporting and tax returns:    ______ .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
    Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: 03/20/02                          /s/ Eugene A. Reilly
     ---------------------              ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 02/28/02


                CURRENT MONTH
-----------------------------------------------
                                                                                                       CUMULATIVE       NEXT MONTH
  ACTUAL          FORECAST         VARIANCE                                                          (CASE TO DATE)      FORECAST
-------------    -------------    -------------                                                      --------------    -----------
                                                          REVENUES:

          $0               $0               $0     1   Gross Sales                                              $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0     2   less: Sales Returns & Allowances                         $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0     3   Net Sales                                                $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0     4   less: Cost of Goods Sold (Schedule 'B')                  $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0     5   Gross Profit                                             $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0     6   Interest                                                 $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0     7   Other Income:                                            $0             $0
-------------    -------------    -------------                     --------------------------       --------------    -----------
          $0               $0               $0     8                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0     9                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    10       TOTAL REVENUES                                       $0             $0
-------------    -------------    -------------                                                      --------------    -----------
                                                       EXPENSES:

          $0               $0               $0    11   Compensation to Owner(s)/Officer(s)                      $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    12   Salaries                                                 $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    13   Commissions                                              $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    14   Contract Labor                                           $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    15   Rent/Lease:                                              $0             $0
                                                           Personal Property
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    16       Real Property                                        $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    17   Insurance                                                $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    18   Management Fees                                          $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    19   Depreciation                                             $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    20   Taxes:                                                   $0             $0
                                                           Employer Payroll Taxes
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    21       Real Property Taxes                                  $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    22       Other Taxes                                          $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    23   Other Selling                                            $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    24   Other Administrative                                     $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    25   Interest                                                 $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    26   Other Expenses:                                          $0             $0
-------------    -------------    -------------                        -----------------------       --------------    -----------
          $0               $0               $0    27                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    28                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    29                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    30                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    31                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    32                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    33                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    34                                                            $0             $0
-------------    -------------    -------------      -----------------------------------------       --------------    -----------
          $0               $0               $0    35       TOTAL EXPENSES                                       $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    36 SUBTOTAL                                                   $0             $0

-------------    -------------    -------------                                                      --------------    -----------

                                                     REORGANIZATION ITEMS:
          $0               $0               $0    37   Professional Fees                                        $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    38   Provisions for Rejected Executory Contracts              $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    39   Interest Earned on Accumulated Cash from                 $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0                          Resulting Chp 11 Case                                    $0             $0
-------------    -------------                                                                       --------------    -----------
                           $0               $0    40   Gain or (Loss) from Sale of Equipment (1)     ($179,164,338)            $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    41   U.S. Trustee Quarterly Fees                              $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    42                                                            $0             $0
-------------    -------------    -------------      --------------------------------------------------------------    -----------
          $0               $0               $0    43        TOTAL REORGANIZATION ITEMS               ($179,164,338)            $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES ($179,164,338)            $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    45   Federal & State Income Taxes                             $0             $0
-------------    -------------    -------------                                                      --------------    -----------
          $0               $0               $0    46  NET PROFIT (LOSS)                              ($179,164,338)            $0
=============    =============    =============                                                      ==============    ===========


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:
        (1) To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 02/28/02



   ASSETS

                                                              FROM SCHEDULES        BOOK VALUE
                                                              --------------        ----------
    CURRENT ASSETS

 1         Cash and cash equivalents - unrestricted                                        $0
                                                                                    ----------
 2         Cash and cash equivalents - restricted                                          $0
                                                                                    ----------
 3         Accounts receivable (net)                                A                      $0
                                                                                    ----------
 4         Inventory                                                B                      $0
                                                                                    ----------
 5         Prepaid expenses                                                                $0
                                                                                    ----------
 6         Professional retainers                                                          $0
                                                                                    ----------
 7         Other:                                                                          $0
                 -------------------------------------------                        ----------

 8         -------------------------------------------------                        ----------

 9                    TOTAL CURRENT ASSETS                                                 $0
                                                                                    ----------
    PROPERTY AND EQUIPMENT (BOOK VALUE)

10         Real property                                            C                      $0
                                                                                    ----------
11         Machinery and equipment                                  D                      $0
                                                                                    ----------
12         Furniture and fixtures                                   D                      $0
                                                                                    ----------
13         Office equipment                                         D                      $0
                                                                                    ----------
14         Leasehold improvements                                   D                      $0
                                                                                    ----------
15         Vehicles                                                 D                      $0
                                                                                    ----------
16         Other:                                                   D                      $0
                 -------------------------------------------                        ----------
17                                                                  D
           -------------------------------------------------                        ----------
18                                                                  D
           -------------------------------------------------                        ----------
19                                                                  D
           -------------------------------------------------                        ----------
20                                                                  D
           -------------------------------------------------                        ----------
21                    TOTAL PROPERTY AND EQUIPMENT                                         $0
                                                                                    ----------
    OTHER ASSETS

22         Loans to shareholders                                                           $0
                                                                                    ----------
23         Loans to affiliates                                                             $0
                                                                                    ----------
24         Intercompany-Metricom Inc., the parent company                            $747,656
           -------------------------------------------------                        ----------
25
           -------------------------------------------------                        ----------
26
           -------------------------------------------------                        ----------
27
           -------------------------------------------------                        ----------
28                    TOTAL OTHER ASSETS                                             $747,656
                                                                                    ----------
29                    TOTAL ASSETS                                                   $747,656
                                                                                    ==========

     NOTE:

          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

          Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                                                                  FROM SCHEDULES        BOOK VALUE
                                                                                  --------------        ----------
     LIABILITIES FROM SCHEDULES

      POST-PETITION

             CURRENT LIABILITIES

30             Salaries and wages                                                                              $0
                                                                                                  ----------------
31             Payroll taxes                                                                                   $0
                                                                                                  ----------------
32             Real and personal property taxes                                                                $0
                                                                                                  ----------------
33             Income taxes                                                                                    $0
                                                                                                  ----------------
34             Sales taxes                                                                                $35,937
                                                                                                  ----------------
35             Notes payable (short term)                                                                      $0
                                                                                                  ----------------
36             Accounts payable (trade)                                                   A                    $0
                                                                                                  ----------------
37             Real property lease arrearage                                                                   $0
                                                                                                  ----------------
38             Personal property lease arrearage                                                               $0
                                                                                                  ----------------
39             Accrued professional fees                                                                       $0
                                                                                                  ----------------
40             Current portion of long-term post-petition debt (due within 12 months)                          $0
                                                                                                  ----------------
41             Other:
                      -----------------------------------------------------------------           ----------------
42
               ------------------------------------------------------------------------           ----------------
43
               ------------------------------------------------------------------------           ----------------
44             TOTAL CURRENT LIABILITIES                                                                   $35,937
                                                                                                  ----------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                               $0
                                                                                                  ----------------
46              TOTAL POST-PETITION LIABILITIES                                                            $35,937
                                                                                                  ----------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
47              Secured claims                                                             F                    $0
                                                                                                  ----------------
48              Priority unsecured claims                                                  F             ($284,146)
                                                                                                  ----------------
49              General unsecured claims (1)                                               F          $173,620,433
                                                                                                  ----------------
50              TOTAL PRE-PETITION LIABILITIES                                                        $173,336,287
                                                                                                  ----------------
51              TOTAL LIABILITIES                                                                     $173,372,224
                                                                                                  ----------------
     EQUITY (DEFICIT)

52          Retained Earnings/(Deficit) at time of filing (1)                                           $1,354,797
                                                                                                  ----------------
53          Capital Stock                                                                              $5,184,973
                                                                                                  ----------------
54          Additional paid-in capital
                                                                                                  ----------------
55          Cumulative profit/(loss) since filing of case                                           ($179,164,338)
                                                                                                  ----------------
56          Post-petition contributions/(distributions) or (draws)
                                                                                                  ----------------
57
            ------------------------------------------------------------------------              ----------------
58          Market value adjustment
                                                                                                  ----------------
59                     TOTAL EQUITY (DEFICIT)                                                       ($172,624,568)
                                                                                                  ----------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $747,656
                                                                                                  ================


    NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                         ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE             PAST DUE
                                                      [PRE AND POST PETITION]     [POST PETITION]          POST PETITION DEBT
                                                      -----------------------     ----------------         ------------------
      0 -30 Days                                                     $0                      $0
                                                           -------------            -----------
      31-60 Days                                                     $0                      $0
                                                           -------------            -----------
      61-90 Days                                                     $0                      $0                        $0
                                                           -------------            -----------                 ---------
      91+ Days                                                       $0                      $0
                                                           -------------            -----------
      Total accounts receivable/payable                              $0                      $0
                                                           -------------            ===========
      Allowance for doubtful accounts                                $0
                                                           -------------
      Accounts receivable (net)                                      $0
                                                           =============


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                             COST OF GOODS SOLD
----------------------------------                                             ------------------
                                                        INVENTORY(IES)
                                                          BALANCE AT
                                                         END OF MONTH          INVENTORY BEGINNING OF MONTH           $0
                                                         ------------                                           ---------
                                                                              Add -                                   $0
                                                                                                                ---------
      Retail/Restaurants -                                                      Net purchase                          $0
                                                                                                                ---------
        Product for resale                                          $0          Direct labor                          $0
                                                      -----------------                                         ---------
                                                                                Manufacturing overhead                $0
                                                                                                                ---------
      Distribution -                                                            Freight in                            $0
                                                                                                                ---------
        Products for resale                                         $0          Other:                                $0
                                                      -----------------                                         ---------

                                                                                --------------------------      ---------

                                                                                --------------------------      ---------
      Manufacturer -
        Raw Materials                                               $0
                                                      -----------------
        Work-in-progress                                            $0        Less -
                                                      -----------------
        Finished goods                                              $0          Inventory End of Month                $0
                                                      -----------------                                         ---------
                                                                                Shrinkage                             $0
                                                                                                                ---------
      Other - Explain                                               $0          Personal Use                          $0
                                                      -----------------                                         ---------
      -------------------------------
                                                                              Cost of Goods Sold                      $0
      -------------------------------                                                                           =========
          TOTAL                                                     $0
                                                      =================

      METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS

      Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
                        Yes                No
                            --------          ---------

      How often do you take a complete physical inventory?                    Valuation methods -
                                                                                  FIFO cost
                                                                                                             ----
        Weekly                                                                    LIFO cost
                            --------                                                                         ----
        Monthly                                                                   Lower of cost or market
                            --------                                                                         ----
        Quarterly                                                                 Retail method
                            --------                                                                         ----
        Semi-annually                                                             Other
                            --------                                                                         ----
        Annually                                                                    Explain
                            --------
Date of last physical inventory was      Not Applicable
                                         ---------------                         --------------------------------------

                                                                                 --------------------------------------
Date of next physical inventory is       Not Applicable
                                         ---------------                         --------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                           COST               MARKET VALUE
                                                                      ----               ------------
         None                                                                 $0                    $0
         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------
         Total                                                                $0                    $0
                                                                     ============     =================

                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                          COST               NET BOOK VALUE
                                                                     ----               --------------
Machinery & Equipment -

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------
         Total                                                                $0                    $0
                                                                     ============     =================

Furniture & Fixtures -
         None                                                                 $0                    $0
         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------
         Total                                                                $0                    $0
                                                                     ============     =================

Office Equipment -
         None                                                                 $0                    $0
         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------
         Total                                                                $0                    $0
                                                                     ============     =================

Leasehold Improvements -
         None                                                                 $0                    $0
         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------
         Total                                                                $0                    $0
                                                                     ============     =================
Vehicles -
         None                                                                 $0                    $0
         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------

         ---------------------------------------------------         ------------     -----------------
         Total                                                                $0                    $0
                                                                     ============     =================

NOTE:

     (1)  Sale of assets to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES

                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS       61-90 DAYS      91+ DAYS          TOTAL
                                          ---------       ----------       ----------      --------          -----
FEDERAL

          Income Tax Withholding                                                                                 $0
                                         -----------      -----------      ----------     ----------     -----------
          FICA - Employee                                                                                        $0
                                         -----------      -----------      ----------     ----------     -----------
          FICA - Employer                                                                                        $0
                                         -----------      -----------      ----------     ----------     -----------
          Unemployment (FUTA)                                                                                    $0
                                         -----------      -----------      ----------     ----------     -----------
          Income                                                                                                 $0
                                         -----------      -----------      ----------     ----------     -----------
          Other (Attach List)                                                                                    $0
                                         -----------      -----------      ----------     ----------     -----------
TOTAL FEDERAL TAXES                              $0               $0              $0             $0              $0
                                         -----------      -----------      ----------     ----------     -----------
STATE AND LOCAL

          Income Tax Withholding                                                                                 $0
                                         -----------      -----------      ----------     ----------     -----------
          Unemployment (UT)                                                                                      $0
                                         -----------      -----------      ----------     ----------     -----------
          Disability Insurance (DI)                                                                              $0
                                         -----------      -----------      ----------     ----------     -----------
          Empl. Training Tax (ETT)                                                                               $0
                                         -----------      -----------      ----------     ----------     -----------
          Sales                                                                             $35,937         $35,937
                                         -----------      -----------      ----------     ----------     -----------
          Excise                                                                                                 $0
                                         -----------      -----------      ----------     ----------     -----------
          Real property                                                                                          $0
                                         -----------      -----------      ----------     ----------     -----------
          Personal property                                                                                      $0
                                         -----------      -----------      ----------     ----------     -----------
          Income                                                                                                 $0
                                         -----------      -----------      ----------     ----------     -----------
          Other (Attach List)                                                                                    $0
                                         -----------      -----------      ----------     ----------     -----------
TOTAL STATE & LOCAL TAXES                        $0               $0              $0        $35,937         $35,937
                                         -----------      -----------      ----------     ----------     -----------
TOTAL TAXES                                      $0               $0              $0        $35,937         $35,937
                                         ===========      ===========      ==========     ==========     ===========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                       CLAIMED             ALLOWED
                                                                  AMOUNT              AMOUNT(b)
                                                                    (1)                  (2)
                                                             -----------------      --------------
          Secured claims(a)                                                $0                  $0
                                                             -----------------      --------------
          Priority claims other than taxes                                 $0                  $0
                                                             -----------------      --------------
          Priority tax claims                                         $25,122            ($284,146)
                                                             -----------------      --------------
          General unsecured claims                               $180,342,426         $173,620,433
                                                             -----------------      --------------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

     (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001

     (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                              ACCOUNT 1            ACCOUNT 2             ACCOUNT 3           ACCOUNT 4
                                              ---------            ---------             ---------           ---------
Bank                                     Wells Fargo LLC
                                         -------------------     ----------------     ----------------     ----------------
Account Type                             General Banking

                                         -------------------     ----------------     ----------------     ----------------
Account No.                              4487-099655
                                         -------------------     ----------------     ----------------     ----------------
Account Purpose                          General Banking
                                         -------------------     ----------------     ----------------     ----------------
Balance, End of Month                                 $0
                                         -------------------     ----------------     ----------------     ----------------
Total Funds on Hand for all Accounts                  $0
                                         ===================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02


                                                                             Actual               Cumulative
                                                                          Current Month          (Case to Date)
                                                                          -------------          --------------
   CASH RECEIPTS

1       Rent/Leases Collected                                                          $0                    $0
                                                                        ------------------       ---------------
2       Cash Received from Sales                                                       $0                    $0
                                                                        ------------------       ---------------
3       Interest Received                                                              $0                    $0
                                                                        ------------------       ---------------
4       Borrowings                                                                     $0                    $0
                                                                        ------------------       ---------------
5       Funds from Shareholders, Partners, or Other Insiders                           $0                    $0
                                                                        ------------------       ---------------
6       Capital Contributions                                                          $0                    $0
                                                                        ------------------       ---------------
7
        -----------------------------------------------------          -------------------       ---------------
8
        -----------------------------------------------------          -------------------       ---------------
9
        -----------------------------------------------------          -------------------       ---------------
10
        -----------------------------------------------------          -------------------       ---------------
11
        -----------------------------------------------------          -------------------       ---------------
12              TOTAL CASH RECEIPTS                                                    $0                    $0
                                                                        ------------------       ---------------
     CASH DISBURSEMENTS

                                                                        ------------------       ---------------
13      Payments for Inventory                                                         $0                    $0
                                                                        ------------------       ---------------
14      Selling                                                                        $0                    $0
                                                                        ------------------       ---------------
15      Administrative                                                                 $0                    $0
                                                                        ------------------       ---------------
16      Capital Expenditures                                                           $0                    $0
                                                                        ------------------       ---------------
17      Principal Payments on Debt                                                     $0                    $0
                                                                        ------------------       ---------------
18      Interest Paid                                                                  $0                    $0
                                                                        ------------------       ---------------
        Rent/Lease:                                                                    $0                    $0
                                                                        ------------------       ---------------
19              Personal Property                                                      $0                    $0
                                                                        ------------------       ---------------
20              Real Property                                                          $0                    $0
                                                                        ------------------       ---------------
        Amount Paid to Owner(s)/Officer(s)                                             $0                    $0
                                                                        ------------------       ---------------
21              Salaries                                                               $0                    $0
                                                                        ------------------       ---------------
22              Draws                                                                  $0                    $0
                                                                        ------------------       ---------------
23              Commissions/Royalties                                                  $0                    $0
                                                                        ------------------       ---------------
24              Expense Reimbursements                                                 $0                    $0
                                                                        ------------------       ---------------
25              Other                                                                  $0                    $0
                                                                        ------------------       ---------------
26      Salaries/Commissions (less employee withholding)                               $0                    $0
                                                                        ------------------       ---------------
27      Management Fees                                                                $0                    $0
                                                                        ------------------       ---------------
        Taxes:                                                                         $0                    $0
                                                                        ------------------       ---------------
28              Employee Withholding                                                   $0                    $0
                                                                        ------------------       ---------------
29              Employer Payroll Taxes                                                 $0                    $0
                                                                        ------------------       ---------------
30              Real Property Taxes                                                    $0                    $0
                                                                        ------------------       ---------------
31              Other Taxes                                                            $0                    $0
                                                                        ------------------       ---------------
32      Other Cash Outflows:                                                           $0                    $0
                                                                        ------------------       ---------------
33
                -----------------------------------------------         ------------------       ---------------
34
                -----------------------------------------------         ------------------       ---------------
35
                -----------------------------------------------         ------------------       ---------------
36
                -----------------------------------------------         ------------------       ---------------
37
                -----------------------------------------------         ------------------       ---------------
38              TOTAL CASH DISBURSEMENTS:                                              $0                    $0
                                                                        ------------------       ---------------
39    NET INCREASE (DECREASE) IN CASH                                                  $0                    $0
                                                                        ------------------       ---------------
40    CASH BALANCE, BEGINNING OF PERIOD                                                $0                    $0
                                                                        ------------------       ---------------
41    CASH BALANCE, END OF PERIOD                                                      $0                    $0
                                                                        ==================       ===============

                             STATEMENT OF CASH FLOWS

           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02

                                                                                       ACTUAL                   CUMULATIVE
                                                                                    CURRENT MONTH             (CASE TO DATE)
                                                                                    -------------             --------------
   CASH FLOWS FROM OPERATING ACTIVITIES

1          Cash Received from Sales                                                                    $0                  $0
                                                                                --------------------------   -----------------
2          Rent/Leases Collected                                                                       $0                  $0
                                                                                --------------------------   -----------------
3          Interest Received                                                                           $0                  $0
                                                                                --------------------------   -----------------
4          Cash Paid to Suppliers                                                                      $0                  $0
                                                                                --------------------------   -----------------
5          Cash Paid for Selling Expenses                                                              $0                  $0
                                                                                --------------------------   -----------------
6          Cash Paid for Administrative Expenses                                                       $0                  $0
                                                                                --------------------------   -----------------
           Cash Paid for Rents/Leases:
7                Personal Property                                                                     $0                  $0
                                                                                --------------------------   -----------------
8                Real Property                                                                         $0                  $0
                                                                                --------------------------   -----------------
9          Cash Paid for Interest                                                                      $0                  $0
                                                                                --------------------------   -----------------
10         Cash Paid for Net Payroll and Benefits                                                      $0                  $0
                                                                                --------------------------   -----------------
           Cash Paid to Owner(s)/Officer(s)
11               Salaries                                                                              $0                  $0
                                                                                --------------------------   -----------------
12               Draws                                                                                 $0                  $0
                                                                                --------------------------   -----------------
13               Commissions/Royalties                                                                 $0                  $0
                                                                                --------------------------   -----------------
14               Expense Reimbursements                                                                $0                  $0
                                                                                --------------------------   -----------------
15               Other                                                                                 $0                  $0
                                                                                --------------------------   -----------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16               Employer Payroll Tax                                                                  $0                  $0
                                                                                --------------------------   -----------------
17               Employee Withholdings                                                                 $0                  $0
                                                                                --------------------------   -----------------
18               Real Property Taxes                                                                   $0                  $0
                                                                                --------------------------   -----------------
19               Other Taxes                                                                           $0                  $0
                                                                                --------------------------   -----------------
20         Cash Paid for General Expenses                                                              $0                  $0
                                                                                --------------------------   -----------------
21
           -----------------------------------------------------------------    --------------------------   -----------------
22
           -----------------------------------------------------------------    --------------------------   -----------------
23
           -----------------------------------------------------------------    --------------------------   -----------------
24
           -----------------------------------------------------------------    --------------------------   -----------------
25
           -----------------------------------------------------------------    --------------------------   -----------------
26
           -----------------------------------------------------------------    --------------------------   -----------------
27               NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                   REORGANIZATION ITEMS                                                                $0                  $0
                                                                                --------------------------   -----------------
   CASH FLOWS FROM REORGANIZATION ITEMS

28         Interest Received on Cash Accumulated Due to Chp 11 Case                                    $0                  $0
                                                                                --------------------------   -----------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                          $0                  $0
                                                                                --------------------------   -----------------
30         U.S. Trustee Quarterly Fees                                                                 $0                  $0
                                                                                --------------------------   -----------------
31

           ----------------------------------------------------------------     --------------------------   -----------------
32               NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                  $0
                                                                                --------------------------   -----------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                          $0                  $0
                                                                                --------------------------   -----------------
   CASH FLOWS FROM INVESTING ACTIVITIES

34         Capital Expenditures                                                                        $0                  $0
                                                                                --------------------------   -----------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                     $0                  $0
                                                                                --------------------------   -----------------
36
           -----------------------------------------------------------------    --------------------------   -----------------
37               NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                  $0
                                                                                --------------------------   -----------------
   CASH FLOWS FROM FINANCING ACTIVITIES

38         Net Borrowings (Except Insiders)                                                            $0                  $0
                                                                                --------------------------   -----------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                               $0                  $0
                                                                                --------------------------   -----------------
40         Capital Contributions                                                                       $0                  $0
                                                                                --------------------------   -----------------
41         Principal Payments                                                                          $0                  $0
                                                                                --------------------------   -----------------
42
           -----------------------------------------------------------------    --------------------------   -----------------
43               NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                  $0
                                                                                --------------------------   -----------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                $0                  $0
                                                                                --------------------------   -----------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                     $0                  $0
                                                                                --------------------------   -----------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                                           $0                  $0
                                                                                =========================    =================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.                 CASE NO. 01-53297
                                                        ---------

------------------------------------------
                                               CHAPTER 11
                                               MONTHLY OPERATING REPORT
                                               (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: Feb-02                       PETITION DATE: 07/02/01
                  ---------                                  ---------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the
    Accrual Basis of accounting (or if checked here  ____
    the Office of the U.S. Trustee or the Court has approved the Cash Basis of
    Accounting for the Debtor).
    Dollars reported in            $1
                                   --
                                                                     END OF CURRENT         END OF PRIOR       AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                        MONTH                 MONTH              FILING
                                                                     --------------       --------------       --------------
    a.  Current Assets                                                          $0                   $0
                                                                     --------------       --------------
    b.  Total Assets                                                            $0                   $0                   $0
                                                                     --------------       --------------       --------------
    c.  Current Liabilities                                                     $0                   $0
                                                                     --------------       --------------
    d.  Total Liabilities                                                       $0                   $0                   $0
                                                                     --------------       --------------       --------------
                                                                                                                  CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH          PRIOR MONTH       (CASE TO DATE)
                                                                     --------------       --------------       --------------
    a.  Total Receipts                                                          $0                   $0                   $0
                                                                     --------------       --------------       --------------
    b.  Total Disbursements                                                     $0                   $0                   $0
                                                                     --------------       --------------       --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)              $0                   $0                   $0
                                                                     --------------       --------------       --------------
    d.  Cash Balance Beginning of Month                                         $0                   $0                   $0
                                                                     --------------       --------------       --------------
    e.  Cash Balance End of Month (c + d)                                       $0                   $0                   $0
                                                                     --------------       --------------       --------------

                                                                                                                 CUMULATIVE
                                                                     CURRENT MONTH         PRIOR MONTH        (CASE TO DATE)
                                                                     --------------       --------------       --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                              $0                   $0                   $0
                                                                     --------------       --------------       --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                 $0                   $0
                                                                     --------------       --------------
6.  POST-PETITION LIABILITIES                                                   $0                   $0
                                                                     --------------       --------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                      $0                   $0
                                                                     --------------       --------------

AT THE END OF THIS REPORTING MONTH:                                                                   YES               NO
                                                                                                      ---               --

8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                         x
                                                                                                 -------------     ------------
9.  Have any payments been made to professionals?  (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                         x
                                                                                                 -------------     ------------
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                 -------------
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
    attach listing including date of payment, amount and reason for payment, and name of payee)                           x
                                                                                                 -------------     ------------
12. Is the estate insured for replacement cost of assets and for general liability?                      x
                                                                                                 -------------
13. Are a plan and disclosure statement on file?                                                                          x
                                                                                                 -------------     ------------
14. Was there any post-petition borrowing during this reporting period?                                                   x
                                                                                                 -------------     ------------

15. Check if paid: Post-petition taxes  ______ ;  U.S. Trustee Quarterly Fees ______ ;
    Check if filing is current for: Post-petition tax reporting and tax returns: ______.

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
    Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)



I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  03/20/02                           /s/ EUGENE A. REILLY
     ---------------------------------    --------------------------------------
                                          Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                         For the Month Ended  02/28/02

           CURRENT MONTH
----------------------------------
                                                                                              CUMULATIVE       NEXT MONTH
ACTUAL       FORECAST    VARIANCE                                                            (CASE TO DATE)     FORECAST
------       --------    --------                                                            --------------    ----------
                                           REVENUES:

       $0          $0          $0       1   Gross Sales                                                 $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0       2   less: Sales Returns & Allowances                            $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0       3   Net Sales                                                   $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0       4   less: Cost of Goods Sold (Schedule 'B')                     $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0       5   Gross Profit                                                $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0       6   Interest                                                    $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0       7   Other Income:                                               $0              $0
----------   ---------    --------                        -------------------------         ---------------    ------------
                                        8
----------   ---------    --------        -----------------------------------------        ----------------    ------------
                                        9
----------   ---------    --------        -----------------------------------------         ---------------    ------------
       $0          $0          $0      10       TOTAL REVENUES                                          $0              $0
----------   ---------    --------                                                          ---------------    ------------
                                           EXPENSES:

       $0          $0          $0      11   Compensation to Owner(s)/Officer(s)                         $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      12   Salaries                                                    $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      13   Commissions                                                 $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      14   Contract Labor                                              $0              $0
----------   ---------    --------                                                          ---------------    ------------

                                            Rent/Lease:
       $0          $0          $0      15       Personal Property                                       $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      16       Real Property                                           $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      17   Insurance                                                   $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      18   Management Fees                                             $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      19   Depreciation                                                $0              $0
----------   ---------    --------                                                          ---------------    ------------

                                            Taxes:
       $0          $0          $0      20   Employer Payroll Taxes                                      $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      21       Real Property Taxes                                     $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      22       Other Taxes                                             $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      23   Other Selling                                               $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      24   Other Administrative                                        $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      25   Interest                                                    $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      26   Other Expenses:                                             $0              $0
----------   ---------    --------                         -------------------              ---------------    ------------
       $0          $0          $0      27                                                               $0              $0
----------   ---------    --------        ------------------------------------              ---------------    ------------
       $0          $0          $0      28                                                               $0              $0
----------   ---------    --------        ------------------------------------              ---------------    ------------
       $0          $0          $0      29                                                               $0              $0
----------   ---------    --------        ------------------------------------              ---------------    ------------
       $0          $0          $0      30                                                               $0              $0
----------   ---------    --------        ------------------------------------              ---------------    ------------
       $0          $0          $0      31                                                               $0              $0
----------   ---------    --------        ------------------------------------              ---------------    ------------
       $0          $0          $0      32                                                               $0              $0
----------   ---------    --------        ------------------------------------              ---------------    ------------
       $0          $0          $0      33                                                               $0              $0
----------   ---------    --------        ------------------------------------              ---------------    ------------
       $0          $0          $0      34                                                               $0              $0
----------   ---------    --------        ------------------------------------              ---------------    ------------
       $0          $0          $0      35       TOTAL EXPENSES                                          $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      36 SUBTOTAL                                                      $0              $0
----------   ---------    --------                                                          ---------------    ------------

                                          REORGANIZATION ITEMS:
       $0          $0          $0      37   Professional Fees                                           $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      38   Provisions for Rejected Executory Contracts                 $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      39   Interest Earned on Accumulated Cash from                    $0              $0
----------   ---------    --------                                                          ---------------    ------------
                                            Resulting Chp 11 Case

       $0          $0          $0      40   Gain or (Loss) from Sale of Equipment                       $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      41   U.S. Trustee Quarterly Fees                                 $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      42                                                               $0              $0
----------   ---------    --------        -----------------------------------------------------------------    ------------
       $0          $0          $0      43        TOTAL REORGANIZATION ITEMS                             $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      45   Federal & State Income Taxes                                $0              $0
----------   ---------    --------                                                          ---------------    ------------
       $0          $0          $0      46 NET PROFIT (LOSS)                                             $0              $0
==========   =========    ========                                                          ===============    ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 02/28/02


  ASSETS

                                                                        FROM SCHEDULES     MARKET VALUE
                                                                        --------------     ------------
      CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                                $0
                                                                                           -------------
 2           Cash and cash equivalents - restricted                                                  $0
                                                                                           -------------
 3           Accounts receivable (net)                                         A                     $0
                                                                                           -------------
 4           Inventory                                                         B                     $0
                                                                                           -------------
 5           Prepaid expenses                                                                        $0
                                                                                           -------------
 6           Professional retainers                                                                  $0
                                                                                           -------------
 7           Other:                                                                                  $0
                   -------------------------------------------------------                 -------------
 8
             -------------------------------------------------------------                 -------------
 9                      TOTAL CURRENT ASSETS                                                         $0
                                                                                           -------------

      PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                                     C                     $0
                                                                                           -------------
11           Machinery and equipment                                           D                     $0
                                                                                           -------------
12           Furniture and fixtures                                            D                     $0
                                                                                           -------------
13           Office equipment                                                  D                     $0
                                                                                           -------------
14           Leasehold improvements                                            D                     $0
                                                                                           -------------
15           Vehicles                                                          D                     $0
                                                                                           -------------
16           Other:                                                            D                     $0
                   -------------------------------------------------------                 -------------
17                                                                             D                     $0
             -------------------------------------------------------------                 -------------
18                                                                             D                     $0
             -------------------------------------------------------------                 -------------
19                                                                             D                     $0
             -------------------------------------------------------------                 -------------
20                                                                             D                     $0
             -------------------------------------------------------------                 -------------
21                      TOTAL PROPERTY AND EQUIPMENT                                                 $0
                                                                                           -------------
      OTHER ASSETS

22           Loans to shareholders                                                                   $0
                                                                                           -------------
23           Loans to affiliates                                                                     $0
                                                                                           -------------
24
             -------------------------------------------------------------                 -------------
25
             -------------------------------------------------------------                 -------------
26
             -------------------------------------------------------------                 -------------
27
             -------------------------------------------------------------                 -------------
28                            TOTAL OTHER ASSETS                                                     $0
                                                                                           -------------
29                            TOTAL ASSETS                                                           $0
                                                                                           =============

       NOTE:

          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


   LIABILITIES FROM SCHEDULES
     POST-PETITION

       CURRENT LIABILITIES

30                Salaries and wages                                                                         $0
                                                                                                       ---------
31                Payroll taxes                                                                              $0
                                                                                                       ---------
32                Real and personal property taxes                                                           $0
                                                                                                       ---------
33                Income taxes                                                                               $0
                                                                                                       ---------
34                Sales taxes                                                                                $0
                                                                                                       ---------
35                Notes payable (short term)                                                                 $0
                                                                                                       ---------
36                Accounts payable (trade)                                                    A              $0
                                                                                                       ---------
37                Real property lease arrearage                                                              $0
                                                                                                       ---------
38                Personal property lease arrearage                                                          $0
                                                                                                       ---------
39                Accrued professional fees                                                                  $0
                                                                                                       ---------
40                Current portion of long-term post-petition debt (due within 12 months)                     $0
                                                                                                       ---------
41                Other:                                                                                     $0
                         -----------------------------------------------------------------             ---------
42
                  ------------------------------------------------------------------------             ---------
43
                  ------------------------------------------------------------------------             ---------
44                TOTAL CURRENT LIABILITIES                                                                  $0
                                                                                                       ---------
45      LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                 $0
                                                                                                       ---------
46                TOTAL POST-PETITION LIABILITIES                                                            $0
                                                                                                       ---------
     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                Secured claims                                                              F              $0
                                                                                                       ---------
48                Priority unsecured claims                                                   F              $0
                                                                                                       ---------
49                General unsecured claims                                                    F              $0
                                                                                                       ---------
50                TOTAL PRE-PETITION LIABILITIES                                                             $0
                                                                                                       ---------
51                TOTAL LIABILITIES                                                                          $0
                                                                                                       ---------
     EQUITY (DEFICIT)

52     Retained Earnings/(Deficit) at time of filing                                                         $0
                                                                                                       ---------
53     Capital Stock                                                                                         $0
                                                                                                       ---------
54     Additional paid-in capital                                                                            $0
                                                                                                       ---------
55     Cumulative profit/(loss) since filing of case                                                         $0
                                                                                                       ---------
56     Post-petition contributions/(distributions) or (draws)                                                $0
                                                                                                       ---------
57
       -------------------------------------------                                                     ---------
58     Market value adjustment                                                                               $0
                                                                                                       ---------
59                TOTAL EQUITY (DEFICIT)                                                                     $0
                                                                                                       ---------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                   $0
                                                                                                       =========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

Receivables and Payables Agings          ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE      PAST DUE
                                       [PRE AND POST PETITION]   [POST PETITION]  POST PETITION DEBT
                                       -----------------------   ---------------  ------------------
  0 -30 Days                                               $0              $0
                                       ----------------------- ---------------
  31-60 Days                                               $0              $0
                                       ----------------------- ---------------
  61-90 Days                                               $0              $0                    $0
                                       ----------------------- ---------------    ------------------
  91+ Days                                                 $0              $0
                                       ----------------------- ---------------
  Total accounts receivable/payable                        $0              $0
                                       ----------------------- ===============
  Allowance for doubtful accounts                          $0
                                       -----------------------
  Accounts receivable (net)                                $0
                                       =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                      INVENTORY(IES)
                                         BALANCE AT
                                       END OF MONTH         INVENTORY BEGINNING OF MONTH                            $0
                                       -------------                                                   ----------------
                                                            Add -
      Retail/Restaurants -                                    Net purchase                                          $0
                                                                                                       ----------------
        Product for resale                        $0          Direct labor                                          $0
                                       --------------                                                  ----------------
                                                              Manufacturing overhead                                $0
                                                                                                       ----------------
      Distribution -                                          Freight in                                            $0
                                                                                                       ----------------
        Products for resale                       $0          Other:                                                $0
                                       --------------                                                  ----------------

                                                            -------------------------------------      ----------------
      Manufacturer -
                                                            -------------------------------------      ----------------
        Raw Materials                             $0
                                       --------------
        Work-in-progress                          $0        Less -
                                       --------------
        Finished goods                            $0          Inventory End of Month                                $0
                                       --------------                                                  ----------------
                                                              Shrinkage                                             $0
                                                                                                       ----------------
      Other - Explain                             $0          Personal Use                                          $0
                                       --------------                                                  ----------------
      ----------------------------
                                                            Cost of Goods Sold                                      $0
      ----------------------------                                                                     ================
          TOTAL                                   $0
                                       ==============

      METHOD OF INVENTORY CONTROL                             INVENTORY VALUATION METHODS

      Do you have a functioning perpetual inventory system?   Indicate by a checkmark method of inventory used.
                        Yes                No
                            ---               ----
      How often do you take a complete physical inventory?    Valuation methods -
                                                                  FIFO cost
                                                                                                      ----
        Weekly                                                    LIFO cost
                                    ----------                                                        ----
        Monthly                                                   Lower of cost or market
                                    ----------                                                        ----
        Quarterly                                                 Retail method
                                    ----------                                                        ----
        Semi-annually                                             Other
                                    ----------                                                        ----
        Annually                                                    Explain
                                    ----------
Date of last physical inventory was      Not Applicable
                                         ----------------         -------------------------------------------------

                                                                  -------------------------------------------------
Date of next physical inventory is       Not Applicable
                                         ----------------         -------------------------------------------------

                                      SCHEDULE C
                                     REAL PROPERTY

Description                                                                COST          MARKET VALUE
                                                                           ----          ------------
         None                                                                    $0                $0
         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------
         Total                                                                   $0                $0
                                                                       =============     =============


                                      SCHEDULE D
                               OTHER DEPRECIABLE ASSETS

Description                                                                 COST         MARKET VALUE
                                                                            ----         ------------
Machinery & Equipment -
         None                                                                    $0                $0
         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------
         Total                                                                   $0                $0
                                                                       =============     =============
Furniture & Fixtures -
         None                                                                    $0                $0
         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------
         Total                                                                   $0                $0
                                                                       =============     =============
Office Equipment -
         None                                                                    $0                $0
         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------
         Total                                                                   $0                $0
                                                                       =============     =============
Leasehold Improvements -
         None                                                                    $0                $0
         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------
         Total                                                                   $0                $0
                                                                       =============     =============
Vehicles -
         None                                                                    $0                $0
         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------

         --------------------------------------------------            -------------     -------------
         Total                                                                   $0                $0
                                                                       ==============    =============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


                                            0-30 DAYS    31-60 DAYS   61-90 DAYS    91+ DAYS         TOTAL
                                            ---------    ----------   ----------    --------         -----
TAXES PAYABLE
FEDERAL
          Income Tax Withholding                   $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          FICA - Employee                          $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          FICA - Employer                          $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Unemployment (FUTA)                      $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Income                                   $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Other (Attach List)                      $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
TOTAL FEDERAL TAXES                                $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
STATE AND LOCAL

          Income Tax Withholding                   $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Unemployment (UT)                        $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Disability Insurance (DI)                $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Empl. Training Tax (ETT)                 $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Sales                                    $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Excise                                   $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Real property                            $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Personal property                        $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Income                                   $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
          Other (Attach List)                      $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
TOTAL STATE & LOCAL TAXES                          $0            $0           $0           $0               $0
                                            ----------  ------------ ------------ ------------     ------------
TOTAL TAXES                                        $0            $0           $0           $0               $0
                                            ==========  ============ ============ ============     ============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                  CLAIMED    ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                        AMOUNT   AMOUNT(b)
-------------------------------------------                        ------   ---------
          Secured claims(a)                                            $0           $0
                                                                 ---------  -----------
          Priority claims other than taxes                             $0           $0
                                                                 ---------  -----------
          Priority tax claims                                          $0           $0
                                                                 ---------  -----------
          General unsecured claims                                     $0           $0
                                                                 ---------  -----------

          (a)  List total amount of claims even if under secured.

          (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                       ACCOUNT 1      ACCOUNT 2      ACCOUNT 3     ACCOUNT 4
                                       ---------      ---------      ---------     ---------
Bank                                     None
                                      ------------- -------------- -------------- --------------
Account Type
                                      ------------- -------------- -------------- --------------
Account No.
                                      ------------- -------------- -------------- --------------
Account Purpose
                                      ------------- -------------- -------------- --------------
Balance, End of Month
                                      ------------- -------------- -------------- --------------
Total Funds on Hand for all Accounts            $0
                                      =============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02

                                                                                   Actual         Cumulative
                                                                                Current Month   (Case to Date)
                                                                                -------------   --------------
      CASH RECEIPTS
1               Rent/Leases Collected                                                    $0               $0
                                                                                ------------      -----------
2               Cash Received from Sales                                                 $0               $0
                                                                                ------------      -----------
3               Interest Received                                                        $0               $0
                                                                                ------------      -----------
4               Borrowings                                                               $0               $0
                                                                                ------------      -----------
5               Funds from Shareholders, Partners, or Other Insiders                     $0               $0
                                                                                ------------      -----------
6               Capital Contributions                                                    $0               $0
                                                                                ------------      -----------
7
                ------------------------------------------------------          ------------      -----------
8
                ------------------------------------------------------          ------------      -----------
9
                ------------------------------------------------------          ------------      -----------
10
                ------------------------------------------------------          ------------      -----------
11
                ------------------------------------------------------          ------------      -----------
12                      TOTAL CASH RECEIPTS                                              $0               $0
                                                                                ------------      -----------
      CASH DISBURSEMENTS

13              Payments for Inventory                                                   $0               $0
                                                                                ------------      -----------
14              Selling                                                                  $0               $0
                                                                                ------------      -----------
15              Administrative                                                           $0               $0
                                                                                ------------      -----------
16              Capital Expenditures                                                     $0               $0
                                                                                ------------      -----------
17              Principal Payments on Debt                                               $0               $0
                                                                                ------------      -----------
18              Interest Paid                                                            $0               $0
                                                                                ------------      -----------
                Rent/Lease:
19                      Personal Property                                                $0               $0
                                                                                ------------      -----------
20                      Real Property                                                    $0               $0
                                                                                ------------      -----------
                Amount Paid to Owner(s)/Officer(s)
21                      Salaries                                                         $0               $0
                                                                                ------------      -----------
22                      Draws                                                            $0               $0
                                                                                ------------      -----------
23                      Commissions/Royalties                                            $0               $0
                                                                                ------------      -----------
24                      Expense Reimbursements                                           $0               $0
                                                                                ------------      -----------
25                      Other                                                            $0               $0
                                                                                ------------      -----------
26              Salaries/Commissions (less employee withholding)                         $0               $0
                                                                                ------------      -----------
27              Management Fees                                                          $0               $0
                                                                                ------------      -----------
                Taxes:
28                      Employee Withholding                                             $0               $0
                                                                                ------------      -----------
29                      Employer Payroll Taxes                                           $0               $0
                                                                                ------------      -----------
30                      Real Property Taxes                                              $0               $0
                                                                                ------------      -----------
31                      Other Taxes                                                      $0               $0
                                                                                ------------      -----------
32              Other Cash Outflows:                                                     $0               $0
                                                                                ------------      -----------
33
                        ----------------------------------------------          ------------      -----------
34
                        ----------------------------------------------          ------------      -----------
35
                        ----------------------------------------------          -----------       ----------
36
                        ----------------------------------------------          ------------      -----------
37
                        ----------------------------------------------          ------------      -----------
38                      TOTAL CASH DISBURSEMENTS:                                        $0               $0
                                                                                ------------      -----------
39    NET INCREASE (DECREASE) IN CASH                                                    $0               $0
                                                                                ------------      -----------
40    CASH BALANCE, BEGINNING OF PERIOD                                                  $0               $0
                                                                                ------------      -----------
41    CASH BALANCE, END OF PERIOD                                                        $0               $0
                                                                                ============      ===========

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02


                                                                                         ACTUAL         CUMULATIVE
                                                                                     CURRENT MONTH     (CASE TO DATE)
                                                                                    ---------------    --------------
       CASH FLOWS FROM OPERATING ACTIVITIES
1              Cash Received from Sales                                                         $0                $0
                                                                                    ---------------    --------------
2              Rent/Leases Collected                                                            $0                $0
                                                                                    ---------------    --------------
3              Interest Received                                                                $0                $0
                                                                                    ---------------    --------------
4              Cash Paid to Suppliers                                                           $0                $0
                                                                                    ---------------    --------------
5              Cash Paid for Selling Expenses                                                   $0                $0
                                                                                    ---------------    --------------
6              Cash Paid for Administrative Expenses                                            $0                $0
                                                                                    ---------------    --------------
               Cash Paid for Rents/Leases:
7                    Personal Property                                                          $0                $0
                                                                                    ---------------    --------------
8                    Real Property                                                              $0                $0
                                                                                    ---------------    --------------
9              Cash Paid for Interest                                                           $0                $0
                                                                                    ---------------    --------------
10             Cash Paid for Net Payroll and Benefits                                           $0                $0
                                                                                    ---------------    --------------
               Cash Paid to Owner(s)/Officer(s)
11                   Salaries                                                                   $0                $0
                                                                                    ---------------    --------------
12                   Draws                                                                      $0                $0
                                                                                    ---------------    --------------
13                   Commissions/Royalties                                                      $0                $0
                                                                                    ---------------    --------------
14                   Expense Reimbursements                                                     $0                $0
                                                                                    ---------------    --------------
15                   Other                                                                      $0                $0
                                                                                    ---------------    --------------
               Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                   Employer Payroll Tax                                                       $0                $0
                                                                                    ---------------    --------------
17                   Employee Withholdings                                                      $0                $0
                                                                                    ---------------    --------------
18                   Real Property Taxes                                                        $0                $0
                                                                                    ---------------    --------------
19                   Other Taxes                                                                $0                $0
                                                                                    ---------------    --------------
20             Cash Paid for General Expenses                                                   $0                $0
                                                                                    ---------------    --------------
21
               -------------------------------------------------------              ---------------    --------------
22
               -------------------------------------------------------              ---------------    --------------
23
               -------------------------------------------------------              ---------------    --------------
24
               -------------------------------------------------------              ---------------    --------------
25
               -------------------------------------------------------              ---------------    --------------
26
               --------------------------------------------------------             ---------------    --------------
27                   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                       REORGANIZATION ITEMS                                                     $0                $0
                                                                                    ---------------    --------------
       CASH FLOWS FROM REORGANIZATION ITEMS

28             Interest Received on Cash Accumulated Due to Chp 11 Case                         $0                $0
                                                                                    ---------------    --------------
29             Professional Fees Paid for Services in Connection with Chp 11 Case               $0                $0
                                                                                    ---------------    --------------
30             U.S. Trustee Quarterly Fees                                                      $0                $0
                                                                                    ---------------    --------------
31
               -------------------------------------------------------              ---------------    --------------
32                   NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                           $0                $0
                                                                                    ---------------    --------------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS               $0                $0
                                                                                    ---------------    --------------
       CASH FLOWS FROM INVESTING ACTIVITIES

34             Capital Expenditures                                                             $0                $0
                                                                                    ---------------    --------------
35             Proceeds from Sales of Capital Goods due to Chp 11 Case                          $0                $0
                                                                                    ---------------    --------------
36
               -------------------------------------------------------              ---------------    --------------
37                   NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                           $0                $0
                                                                                    ---------------    --------------
       CASH FLOWS FROM FINANCING ACTIVITIES

38             Net Borrowings (Except Insiders)                                                 $0                $0
                                                                                    ---------------    --------------
39             Net Borrowings from Shareholders, Partners, or Other Insiders                    $0                $0
                                                                                    ---------------    --------------
40             Capital Contributions                                                            $0                $0
                                                                                    ---------------    --------------
41             Principal Payments                                                               $0                $0
                                                                                    ---------------    --------------
42
               -------------------------------------------------------              ---------------    --------------
43                   NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                           $0                $0
                                                                                    ---------------    --------------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     $0                $0
                                                                                    ---------------    --------------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                          $0                $0
                                                                                    ---------------    --------------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                                $0                $0
                                                                                    ===============    ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Investments DC, Inc.                                   CASE NO.    01-53302
                                                                                 ------------

                                                                       CHAPTER 11
                                                                       MONTHLY OPERATING REPORT
                                                                       (GENERAL BUSINESS CASE)
---------------------------------------------------------------

                                                       SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:    Feb-02                                            PETITION DATE:   07/02/01
                   ----------                                                         ------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
     (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in   $1
                          ----

                                                                       END OF CURRENT            END OF PRIOR      AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                         MONTH                     MONTH            FILING
                                                                           -----                     -----            ------
     a.  Current Assets                                                            $0                      $0
                                                                       --------------            ------------
     b.  Total Assets                                                              $0                      $0                  $0
                                                                       --------------            ------------      --------------
     c.  Current Liabilities                                                       $0                      $0
                                                                       --------------            ------------
     d.  Total Liabilities                                                         $0                      $0                  $0
                                                                       --------------            ------------      --------------


                                                                                                                     CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH             PRIOR MONTH       (CASE TO DATE)
                                                                       -------------             -----------       --------------
     a.  Total Receipts                                                            $0                      $0                  $0
                                                                       --------------            ------------      --------------
     b.  Total Disbursements                                                       $0                      $0                  $0
                                                                       --------------            ------------      --------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                      $0                  $0
                                                                       --------------            ------------      --------------
     d.  Cash Balance Beginning of Month                                           $0                      $0                  $0
                                                                       --------------            ------------      --------------
     e.  Cash Balance End of Month (c + d)                                         $0                      $0                  $0
                                                                       --------------            ------------      --------------

                                                                                                                     CUMULATIVE
                                                                       CURRENT MONTH             PRIOR MONTH       (CASE TO DATE)
                                                                       -------------             -----------       --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                      $0                  $0
                                                                       --------------            ------------      --------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                      $0
                                                                       --------------            ------------
6.   POST-PETITION LIABILITIES                                                     $0                      $0
                                                                       --------------            ------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                      $0
                                                                       --------------            ------------
     AT THE END OF THIS REPORTING MONTH:                                                             YES                 NO
                                                                                                     ---                 --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                 x
     course to secured creditors or lessors? (if yes, attach listing including date of           ------------      --------------
     payment, amount of payment and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including date of                            x
     payment, amount of payment and name of payee)                                               ------------      --------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                 ------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                               x
     attach listing including date of payment, amount and reason for payment, and name of payee) ------------      --------------
12.  Is the estate insured for replacement cost of assets and for general liability?                 x
                                                                                                 ------------
13.  Are a plan and disclosure statement on file?                                                                        x
                                                                                                 ------------      --------------
14.  Was there any post-petition borrowing during this reporting period?                                                 x
                                                                                                 ------------      --------------

15.  Check if paid: Post-petition taxes      ;    U.S. Trustee Quarterly Fees     ;  Check if filing is current for: Post-petition
                                         ----                                 ----
     tax reporting and tax returns:          .
                                         ----

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
     Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

 Date:  03/20/02                        /s/ EUGENE A. REILLY
       -------------------------        ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                         For the Month Ended   02/28/02
                                              -----------

         CURRENT MONTH
---------------------------------                                                                 CUMULATIVE      NEXT MONTH
ACTUAL     FORECAST     VARIANCE                                                                (CASE TO DATE)     FORECAST
------     --------     --------                                                                --------------    ----------
                                         REVENUES:
    $0           $0           $0       1   Gross Sales                                                      $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0       2   less: Sales Returns & Allowances                                 $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0       3   Net Sales                                                        $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0       4   less: Cost of Goods Sold      (Schedule 'B')                     $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0       5   Gross Profit                                                     $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0       6   Interest                                                         $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0       7   Other Income:                                                    $0            $0
-------    ---------    ---------                        ---------------------------------      ---------------   -----------
                                       8
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
                                       9
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      10       TOTAL REVENUES                                               $0            $0
-------    ---------    ---------                                                               ---------------   -----------
                                         EXPENSES:
    $0           $0           $0      11   Compensation to Owner(s)/Officer(s)                              $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      12   Salaries                                                         $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      13   Commissions                                                      $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      14   Contract Labor                                                   $0            $0
-------    ---------    ---------                                                               ---------------   -----------
                                           Rent/Lease:
    $0           $0           $0      15       Personal Property                                            $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      16       Real Property                                                $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      17   Insurance                                                        $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      18   Management Fees                                                  $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      19   Depreciation                                                     $0            $0
-------    ---------    ---------                                                               ---------------   -----------
                                           Taxes:
    $0           $0           $0      20       Employer Payroll Taxes                                       $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      21       Real Property Taxes                                          $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      22       Other Taxes                                                  $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      23   Other Selling                                                    $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      24   Other Administrative                                             $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      25   Interest                                                         $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      26   Other Expenses:                                                  $0            $0
-------    ---------    ---------                          -------------------------------      ---------------   -----------
    $0           $0           $0      27                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      28                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      29                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      30                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      31                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      32                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      33                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      34                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      35       TOTAL EXPENSES                                               $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      36 SUBTOTAL                                                           $0            $0
-------    ---------    ---------                                                               ---------------   -----------
                                         REORGANIZATION ITEMS:
    $0           $0           $0      37   Professional Fees                                                $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      38   Provisions for Rejected Executory Contracts                      $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      39   Interest Earned on Accumulated Cash from                         $0            $0
-------    ---------    ---------                                                               ---------------   -----------
                                           Resulting Chp 11 Case
    $0           $0           $0      40   Gain or (Loss) from Sale of Equipment                            $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      41   U.S. Trustee Quarterly Fees                                      $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      42                                                                    $0            $0
-------    ---------    ---------        -------------------------------------------------      ---------------   -----------
    $0           $0           $0      43        TOTAL REORGANIZATION ITEMS                                  $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                    $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      45   Federal & State Income Taxes                                     $0            $0
-------    ---------    ---------                                                               ---------------   -----------
    $0           $0           $0      46 NET PROFIT (LOSS)                                                  $0            $0
=======    =========    =========                                                               ===============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        For the Month Ended   02/28/02
                                            ------------

                                                                 FROM SCHEDULES      MARKET VALUE
                                                                 --------------      ------------
     ASSETS

        CURRENT ASSETS

 1         Cash and cash equivalents - unrestricted                                           $0
                                                                                     ------------
 2         Cash and cash equivalents - restricted                                             $0
                                                                                     ------------
 3         Accounts receivable (net)                                   A                      $0
                                                                                     ------------
 4         Inventory                                                   B                      $0
                                                                                     ------------
 5         Prepaid expenses                                                                   $0
                                                                                     ------------
 6         Professional retainers                                                             $0
                                                                                     ------------
 7         Other:                                                                             $0
                  -----------------------------------------                          ------------
 8
           ------------------------------------------------                          ------------

 9               TOTAL CURRENT ASSETS                                                         $0
                                                                                     ------------
        PROPERTY AND EQUIPMENT (MARKET VALUE)

10         Real property                                               C                      $0
                                                                                     ------------
11         Machinery and equipment                                     D                      $0
                                                                                     ------------
12         Furniture and fixtures                                      D                      $0
                                                                                     ------------
13         Office equipment                                            D                      $0
                                                                                     ------------
14         Leasehold improvements                                      D                      $0
                                                                                     ------------
15         Vehicles                                                    D                      $0
                                                                                     ------------
16         Other:                                                      D                      $0
                  -----------------------------------------                          ------------
17                                                                     D                      $0
           ------------------------------------------------                          ------------
18                                                                     D                      $0
           ------------------------------------------------                          ------------
19                                                                     D                      $0
           ------------------------------------------------                          ------------
20                                                                     D                      $0
           ------------------------------------------------                          ------------

21               TOTAL PROPERTY AND EQUIPMENT                                                 $0
                                                                                     ------------
        OTHER ASSETS

22         Loans to shareholders                                                              $0
                                                                                     ------------
23         Loans to affiliates                                                                $0
                                                                                     ------------
24
           ------------------------------------------------                          ------------
25
           ------------------------------------------------                          ------------
26
           ------------------------------------------------                          ------------
27
           ------------------------------------------------                          ------------

28               TOTAL OTHER ASSETS                                                           $0
                                                                                     ------------
29               TOTAL ASSETS                                                                 $0
                                                                                     ============

     NOTE:

          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

        POST-PETITION

           CURRENT LIABILITIES

30             Salaries and wages                                                                               $0
                                                                                                        -----------
31             Payroll taxes                                                                                    $0
                                                                                                        -----------
32             Real and personal property taxes                                                                 $0
                                                                                                        -----------
33             Income taxes                                                                                     $0
                                                                                                        -----------
34             Sales taxes                                                                                      $0
                                                                                                        -----------
35             Notes payable (short term)                                                                       $0
                                                                                                        -----------
36             Accounts payable (trade)                                                    A                    $0
                                                                                                        -----------
37             Real property lease arrearage                                                                    $0
                                                                                                        -----------
38             Personal property lease arrearage                                                                $0
                                                                                                        -----------
39             Accrued professional fees                                                                        $0
                                                                                                        -----------
40             Current portion of long-term post-petition debt (due within 12 months)                           $0
                                                                                                        -----------
41             Other:                                                                                           $0
                      -----------------------------------------                                         -----------
42
               ------------------------------------------------                                         -----------
43
               ------------------------------------------------                                         -----------

44             TOTAL CURRENT LIABILITIES                                                                        $0
                                                                                                        -----------
45         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                 $0
                                                                                                        -----------
46             TOTAL POST-PETITION LIABILITIES                                                                  $0
                                                                                                        -----------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47             Secured claims                                                              F                    $0
                                                                                                        -----------
48             Priority unsecured claims                                                   F                    $0
                                                                                                        -----------
49             General unsecured claims                                                    F                    $0
                                                                                                        -----------
50             TOTAL PRE-PETITION LIABILITIES                                                                   $0
                                                                                                        -----------
51             TOTAL LIABILITIES                                                                                $0
                                                                                                        -----------
     EQUITY (DEFICIT)

52         Retained Earnings/(Deficit) at time of filing                                                        $0
                                                                                                        -----------
53         Capital Stock                                                                                        $0
                                                                                                        -----------
54         Additional paid-in capital                                                                           $0
                                                                                                        -----------
55         Cumulative profit/(loss) since filing of case                                                        $0
                                                                                                        -----------
56         Post-petition contributions/(distributions) or (draws)                                               $0
                                                                                                        -----------
57
                ----------------------------------------------------                                    -----------
58         Market value adjustment                                                                              $0
                                                                                                        -----------
59             TOTAL EQUITY (DEFICIT)                                                                           $0
                                                                                                        -----------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                     $0
                                                                                                        ===========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                                             [PRE AND POST PETITION]       [POST PETITION]     POST PETITION DEBT
                                                             -----------------------       ---------------     ------------------
    0 -30 Days                                                                    $0                   $0
                                                             ------------------------     ----------------
    31-60 Days                                                                    $0                   $0
                                                             ------------------------     ----------------
    61-90 Days                                                                    $0                   $0                      $0
                                                             ------------------------     ----------------     -------------------
    91+ Days                                                                      $0                   $0
                                                             ------------------------     ----------------
    Total accounts receivable/payable                                             $0                   $0
                                                             ------------------------     ================
    Allowance for doubtful accounts                                               $0
                                                             ------------------------
    Accounts receivable (net)                                                     $0
                                                             ========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                           COST OF GOODS SOLD
----------------------------------                           ------------------

                                           INVENTORY(IES)
                                             BALANCE AT
                                            END OF MONTH     INVENTORY BEGINNING OF MONTH                                      $0
                                           --------------                                                      -------------------

                                                             Add -
    Retail/Restaurants -                                       Net purchase                                                    $0
                                                                                                               -------------------
      Product for resale                              $0       Direct labor                                                    $0
                                           --------------                                                      -------------------
                                                               Manufacturing overhead                                          $0
                                                                                                               -------------------
    Distribution -                                             Freight in                                                      $0
                                                                                                               -------------------
      Products for resale                             $0       Other:                                                          $0
                                           --------------                                                      -------------------

                                                             ---------------------------------------------     -------------------
    Manufacturer -
                                                             ---------------------------------------------     -------------------
      Raw Materials                                   $0
                                           --------------
      Work-in-progress                                $0     Less -
                                           --------------
      Finished goods                                  $0       Inventory End of Month                                          $0
                                           --------------                                                      -------------------
                                                               Shrinkage                                                       $0
                                                                                                               -------------------
    Other - Explain                                   $0       Personal Use                                                    $0
                                           --------------                                                      -------------------

    ---------------------------------------
                                                             Cost of Goods Sold                                                $0
    ---------------------------------------                                                                    ===================
        TOTAL                                         $0
                                           ==============

    METHOD OF INVENTORY CONTROL                              INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?    Indicate by a checkmark method of inventory used.
            Yes           No
                -----       -----
    How often do you take a complete physical inventory?     Valuation methods -
                                                                  FIFO cost
                                                                                                     ----
      Weekly                                                      LIFO cost
                       ----------                                                                    ----
      Monthly                                                     Lower of cost or market
                       ----------                                                                    ----
      Quarterly                                                   Retail method
                       ----------                                                                    ----
      Semi-annually                                               Other
                       ----------                                                                    ----
      Annually                                                      Explain
                       ----------
Date of last physical inventory was            Not Applicable
                                               --------------    -----------------------------------------------------------------

                                                                 -----------------------------------------------------------------
Date of next physical inventory is             Not Applicable
                                               --------------    -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                  COST             MARKET VALUE
                                                         ------------        ----------------
    None                                                          $0                      $0
    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------
    Total                                                         $0                      $0
                                                         ============        ================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                  COST              MARKET VALUE
                                                         ------------        ----------------
Machinery & Equipment -

    None                                                          $0                      $0
    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------
    Total                                                         $0                      $0
                                                         ============        ================
Furniture & Fixtures -

    None                                                          $0                      $0
    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------
    Total                                                         $0                      $0
                                                         ============        ================
Office Equipment -

    None                                                          $0                      $0
    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------
    Total                                                         $0                      $0
                                                         ============        ================
Leasehold Improvements -

    None                                                          $0                      $0
    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------
    Total                                                         $0                      $0
                                                         ============        ================
Vehicles -

    None                                                          $0                      $0
    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------

    -----------------------------------------            ------------        ----------------
    Total                                                         $0                      $0
                                                         ============        ================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS       31-60 DAYS        61-90 DAYS        91+ DAYS       TOTAL
                                        ---------       ----------        ----------        --------       -----
FEDERAL

    Income Tax Withholding                      $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    FICA - Employee                             $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    FICA - Employer                             $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Unemployment (FUTA)                         $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Income                                      $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Other (Attach List)                         $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
TOTAL FEDERAL TAXES                             $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
STATE AND LOCAL

    Income Tax Withholding                      $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Unemployment (UT)                           $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Disability Insurance (DI)                   $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Empl. Training Tax (ETT)                    $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Sales                                       $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Excise                                      $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Real property                               $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Personal property                           $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Income                                      $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
    Other (Attach List)                         $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
TOTAL STATE & LOCAL TAXES                       $0               $0                $0             $0            $0
                                      -------------   --------------    --------------    -----------    ----------
TOTAL TAXES                                     $0               $0                $0             $0            $0
                                      =============   ==============    ==============    ===========    ==========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                        CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -              AMOUNT       AMOUNT(b)
-------------------------------------------              ------       ---------
    Secured claims(a)                                        $0             $0
                                                      ----------    -----------
    Priority claims other than taxes                         $0             $0
                                                      ----------    -----------
    Priority tax claims                                      $0             $0
                                                      ----------    -----------
    General unsecured claims                                 $0             $0
                                                      ----------    -----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                  ACCOUNT 1        ACCOUNT 2        ACCOUNT 3        ACCOUNT 4
                                                  ---------        ---------        ---------        ---------
Bank                                                None
                                               --------------    -------------    -------------    -------------
Account Type
                                               --------------    -------------    -------------    -------------
Account No.
                                               --------------    -------------    -------------    -------------
Account Purpose
                                               --------------    -------------    -------------    -------------
Balance, End of Month
                                               --------------    -------------    -------------    -------------
Total Funds on Hand for all Accounts                      $0
                                               ==============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED   02/28/02
                                          ------------

                                                                          Actual               Cumulative
                                                                       Current Month         (Case to Date)
                                                                       -------------         --------------
    CASH RECEIPTS

1       Rent/Leases Collected                                                     $0                     $0
                                                                     ---------------       ----------------
2       Cash Received from Sales                                                  $0                     $0
                                                                     ---------------       ----------------
3       Interest Received                                                         $0                     $0
                                                                     ---------------       ----------------
4       Borrowings                                                                $0                     $0
                                                                     ---------------       ----------------
5       Funds from Shareholders, Partners, or Other Insiders                      $0                     $0
                                                                     ---------------       ----------------
6       Capital Contributions                                                     $0                     $0
                                                                     ---------------       ----------------
7
        -------------------------------------------------------      ---------------       ----------------
8
        -------------------------------------------------------      ---------------       ----------------
9
        -------------------------------------------------------      ---------------       ----------------
10
        -------------------------------------------------------      ---------------       ----------------
11
        -------------------------------------------------------      ---------------       ----------------

12              TOTAL CASH RECEIPTS                                               $0                     $0
                                                                     ---------------       ----------------
    CASH DISBURSEMENTS

13      Payments for Inventory                                                    $0                     $0
                                                                     ---------------       ----------------
14      Selling                                                                   $0                     $0
                                                                     ---------------       ----------------
15      Administrative                                                            $0                     $0
                                                                     ---------------       ----------------
16      Capital Expenditures                                                      $0                     $0
                                                                     ---------------       ----------------
17      Principal Payments on Debt                                                $0                     $0
                                                                     ---------------       ----------------
18      Interest Paid                                                             $0                     $0
                                                                     ---------------       ----------------
        Rent/Lease:

19              Personal Property                                                 $0                     $0
                                                                     ---------------       ----------------
20              Real Property                                                     $0                     $0
                                                                     ---------------       ----------------
        Amount Paid to Owner(s)/Officer(s)

21              Salaries                                                          $0                     $0
                                                                     ---------------       ----------------
22              Draws                                                             $0                     $0
                                                                     ---------------       ----------------
23              Commissions/Royalties                                             $0                     $0
                                                                     ---------------       ----------------
24              Expense Reimbursements                                            $0                     $0
                                                                     ---------------       ----------------
25              Other                                                             $0                     $0
                                                                     ---------------       ----------------
26      Salaries/Commissions (less employee withholding)                          $0                     $0
                                                                     ---------------       ----------------
27      Management Fees                                                           $0                     $0
                                                                     ---------------       ----------------
        Taxes:

28              Employee Withholding                                              $0                     $0
                                                                     ---------------       ----------------
29              Employer Payroll Taxes                                            $0                     $0
                                                                     ---------------       ----------------
30              Real Property Taxes                                               $0                     $0
                                                                     ---------------       ----------------
31              Other Taxes                                                       $0                     $0
                                                                     ---------------       ----------------
32      Other Cash Outflows:                                                      $0                     $0
                                                                     ---------------       ----------------
33
                -----------------------------------------------      ---------------       ----------------
34
                -----------------------------------------------      ---------------       ----------------
35
                -----------------------------------------------      ---------------       ----------------
36
                -----------------------------------------------      ---------------       ----------------
37
                -----------------------------------------------      ---------------       ----------------

38              TOTAL CASH DISBURSEMENTS:                                         $0                     $0
                                                                     ----------------      -----------------
39    NET INCREASE (DECREASE) IN CASH                                             $0                     $0
                                                                     ----------------      -----------------
40    CASH BALANCE, BEGINNING OF PERIOD                                           $0                     $0
                                                                     ----------------      -----------------
41    CASH BALANCE, END OF PERIOD                                                 $0                     $0
                                                                     ================      =================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED   02/28/02
                                          ------------

    CASH FLOWS FROM OPERATING ACTIVITIES                                                             ACTUAL           CUMULATIVE
                                                                                                  CURRENT MONTH      (CASE TO DATE)
                                                                                                  -------------      --------------
1       Cash Received from Sales                                                                             $0                  $0
                                                                                                ---------------    ----------------
2       Rent/Leases Collected                                                                                $0                  $0
                                                                                                ---------------    ----------------
3       Interest Received                                                                                    $0                  $0
                                                                                                ---------------    ----------------
4       Cash Paid to Suppliers                                                                               $0                  $0
                                                                                                ---------------    ----------------
5       Cash Paid for Selling Expenses                                                                       $0                  $0
                                                                                                ---------------    ----------------
6       Cash Paid for Administrative Expenses                                                                $0                  $0
                                                                                                ---------------    ----------------
        Cash Paid for Rents/Leases:

7             Personal Property                                                                              $0                  $0
                                                                                                ---------------    ----------------
8             Real Property                                                                                  $0                  $0
                                                                                                ---------------    ----------------
9       Cash Paid for Interest                                                                               $0                  $0
                                                                                                ---------------    ----------------
10      Cash Paid for Net Payroll and Benefits                                                               $0                  $0
                                                                                                ---------------    ----------------
        Cash Paid to Owner(s)/Officer(s)

11            Salaries                                                                                       $0                  $0
                                                                                                ---------------    ----------------
12            Draws                                                                                          $0                  $0
                                                                                                ---------------    ----------------
13            Commissions/Royalties                                                                          $0                  $0
                                                                                                ---------------    ----------------
14            Expense Reimbursements                                                                         $0                  $0
                                                                                                ---------------    ----------------
15            Other                                                                                          $0                  $0
                                                                                                ---------------    ----------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.

16            Employer Payroll Tax                                                                           $0                  $0
                                                                                                ---------------    ----------------
17            Employee Withholdings                                                                          $0                  $0
                                                                                                ---------------    ----------------
18            Real Property Taxes                                                                            $0                  $0
                                                                                                ---------------    ----------------
19            Other Taxes                                                                                    $0                  $0
                                                                                                ---------------    ----------------
20      Cash Paid for General Expenses                                                                       $0                  $0
                                                                                                ---------------    ----------------
21
        -----------------------------------------------------------------------------------     ---------------    ----------------
22
        -----------------------------------------------------------------------------------     ---------------    ----------------
23
        -----------------------------------------------------------------------------------     ---------------    ----------------
24
        -----------------------------------------------------------------------------------     ---------------    ----------------
25
        -----------------------------------------------------------------------------------     ---------------    ----------------
26
        -----------------------------------------------------------------------------------     ---------------    ----------------

27            NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                   $0                  $0
                                                                                                ---------------    ----------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28      Interest Received on Cash Accumulated Due to Chp 11 Case                                             $0                  $0
                                                                                                ---------------    ----------------
29      Professional Fees Paid for Services in Connection with Chp 11 Case                                   $0                  $0
                                                                                                ---------------    ----------------
30      U.S. Trustee Quarterly Fees                                                                          $0                  $0
                                                                                                ---------------    ----------------
31
        -----------------------------------------------------------------------------------     ---------------    ----------------

32            NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                               $0                  $0
                                                                                                ---------------    ----------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0                  $0
                                                                                                ---------------    ----------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34      Capital Expenditures                                                                                 $0                  $0
                                                                                                ---------------    ----------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case                                              $0                  $0
                                                                                                ---------------    ----------------
36
        -----------------------------------------------------------------------------------     ---------------    ----------------

37            NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                               $0                  $0
                                                                                                ---------------    ----------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38      Net Borrowings (Except Insiders)                                                                     $0                  $0
                                                                                                ---------------    ----------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders                                        $0                  $0
                                                                                                ---------------    ----------------
40      Capital Contributions                                                                                $0                  $0
                                                                                                ---------------    ----------------
41      Principal Payments                                                                                   $0                  $0
                                                                                                ---------------    ----------------
42
        -----------------------------------------------------------------------------------     ---------------    ----------------

43            NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                               $0                  $0
                                                                                                ---------------    ----------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0                  $0
                                                                                                ---------------    ----------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0                  $0
                                                                                                ---------------    ----------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0                  $0
                                                                                                ===============    ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.                                               CASE NO.    01-53301
                                                                                          ------------

                                                                                CHAPTER 11
                                                                                MONTHLY OPERATING REPORT
                                                                                (GENERAL BUSINESS CASE)
----------------------------------------------------------------

                                                          SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:    Feb-02                                                     PETITION DATE:    07/02/01
                   ----------                                                                   ------------

1.   Debtor in possession (or trustee) hereby submits this Monthly
     Operating Report on the Accrual Basis of accounting (or if checked here ___
     the Office of the U.S. Trustee or the Court has approved the Cash
     Basis of Accounting for the Debtor).
     Dollars reported in   $1

                                                                                END OF CURRENT    END OF PRIOR    AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                                  MONTH            MONTH             FILING
                                                                                --------------    ------------    --------------
     a.  Current Assets                                                                    $0               $0
                                                                                --------------    ------------    --------------
     b.  Total Assets                                                                      $0               $0                $0
                                                                                --------------    ------------    --------------
     c.  Current Liabilities                                                               $0               $0
                                                                                --------------    ------------    --------------
     d.  Total Liabilities                                                                 $0               $0                $0
                                                                                --------------    ------------    --------------
                                                                                                                      CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       CURRENT MONTH     PRIOR MONTH     (CASE TO DATE)
                                                                                --------------    ------------    --------------
     a.  Total Receipts                                                                    $0               $0                $0
                                                                                --------------    ------------    --------------
     b.  Total Disbursements                                                               $0               $0                $0
                                                                                --------------    ------------    --------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                        $0               $0                $0
                                                                                --------------    ------------    --------------
     d.  Cash Balance Beginning of Month                                                   $0               $0                $0
                                                                                --------------    ------------    --------------
     e.  Cash Balance End of Month (c + d)                                                 $0               $0                $0
                                                                                --------------    ------------    --------------
                                                                                                                      CUMULATIVE
                                                                                CURRENT MONTH     PRIOR MONTH     (CASE TO DATE)
                                                                                -------------     -----------     --------------

4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                        $0               $0                $0
                                                                                --------------    ------------    --------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                           $0               $0
                                                                                --------------    ------------    --------------
6.   POST-PETITION LIABILITIES                                                             $0               $0
                                                                                --------------    ------------    --------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                                $0               $0
                                                                                --------------    ------------    --------------

     AT THE END OF THIS REPORTING MONTH:                                                              YES               NO
                                                                                                      ---               --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                x
     course to secured creditors or lessors? (if yes, attach listing including date of            ------------    --------------
     payment, amount of payment and name of payee)

9.   Have any payments been made to professionals?  (if yes, attach listing including date of                           x
     payment, amount of payment and name of payee)                                                ------------    --------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                  ------------    --------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                              x
     attach listing including date of payment, amount and reason for payment, and name of payee)  ------------    --------------

12.  Is the estate insured for replacement cost of assets and for general liability?                  x
                                                                                                  ------------    --------------
13.  Are a plan and disclosure statement on file?                                                                       x
                                                                                                  ------------    --------------
14.  Was there any post-petition borrowing during this reporting period?                                                x
                                                                                                  ------------    --------------

15.  Check if paid: Post-petition taxes     ;    U.S. Trustee Quarterly Fees     ;  Check if filing is current for: Post-petition
                                        ----                                 ----
     tax reporting and tax returns:         .
                                        ----

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
     Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  03/20/02                         /s/ EUGENE A. REILLY
      ---------------------             ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Month Ended   02/28/02
                                            ------------

           CURRENT MONTH
-------------------------------------
                                                                                                CUMULATIVE         NEXT MONTH
ACTUAL      FORECAST      VARIANCE                                                            (CASE TO DATE)        FORECAST
------      --------      --------                                                            --------------        --------
                                           REVENUES:

      $0            $0            $0     1   Gross Sales                                                   $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0     2   less: Sales Returns & Allowances                              $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0     3   Net Sales                                                     $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0     4   less: Cost of Goods Sold     (Schedule 'B')                   $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0     5   Gross Profit                                                  $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0     6   Interest                                                      $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0     7   Other Income:                                                 $0                 $0
---------   -----------   -----------                      -------------------------------   -----------------    ---------------
                                         8
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------
                                         9
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------

      $0            $0            $0    10       TOTAL REVENUES                                            $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
                                           EXPENSES:

      $0            $0            $0    11   Compensation to Owner(s)/Officer(s)                           $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    12   Salaries                                                      $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    13   Commissions                                                   $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    14   Contract Labor                                                $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0         Rent/Lease:                                                   $0                 $0
                                        15       Personal Property
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    16       Real Property                                             $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    17   Insurance                                                     $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    18   Management Fees                                               $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    19   Depreciation                                                  $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0         Taxes:                                                        $0                 $0
                                        20       Employer Payroll Taxes
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    21       Real Property Taxes                                       $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    22       Other Taxes                                               $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    23   Other Selling                                                 $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    24   Other Administrative                                          $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    25   Interest                                                      $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    26   Other Expenses:                                               $0                 $0
---------   -----------   -----------                        -----------------------------   -----------------    ---------------
      $0            $0            $0    27                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------
      $0            $0            $0    28                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------
      $0            $0            $0    29                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------
      $0            $0            $0    30                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------
      $0            $0            $0    31                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------
      $0            $0            $0    32                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------
      $0            $0            $0    33                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------
      $0            $0            $0    34                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------

      $0            $0            $0    35       TOTAL EXPENSES                                            $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    36 SUBTOTAL                                                        $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
                                           REORGANIZATION ITEMS:

      $0            $0            $0    37   Professional Fees                                             $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    38   Provisions for Rejected Executory Contracts                   $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    39   Interest Earned on Accumulated Cash from                      $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
                                             Resulting Chp 11 Case
      $0            $0            $0    40   Gain or (Loss) from Sale of Equipment                         $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    41   U.S. Trustee Quarterly Fees                                   $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    42                                                                 $0                 $0
---------   -----------   -----------      -----------------------------------------------   -----------------    ---------------

      $0            $0            $0    43        TOTAL REORGANIZATION ITEMS                               $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                 $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------
      $0            $0            $0    45   Federal & State Income Taxes                                  $0                 $0
---------   -----------   -----------                                                        -----------------    ---------------

      $0            $0            $0    46 NET PROFIT (LOSS)                                               $0                 $0
=========   ===========   ===========                                                        =================    ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   02/28/02
                                            ------------

     ASSETS
                                                                          FROM SCHEDULES      MARKET VALUE
                                                                          --------------      ------------
         CURRENT ASSETS

 1              Cash and cash equivalents - unrestricted                                                  $0
                                                                                              ---------------
 2              Cash and cash equivalents - restricted                                                    $0
                                                                                              ---------------
 3              Accounts receivable (net)                                       A                         $0
                                                                                              ---------------
 4              Inventory                                                       B                         $0
                                                                                              ---------------
 5              Prepaid expenses                                                                          $0
                                                                                              ---------------
 6              Professional retainers                                                                    $0
                                                                                              ---------------
 7              Other:                                                                                    $0
                       ---------------------------------------------                          ---------------
 8
                ----------------------------------------------------                          ---------------

 9                         TOTAL CURRENT ASSETS                                                           $0
                                                                                              ---------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10              Real property                                                   C                         $0
                                                                                              ---------------
11              Machinery and equipment                                         D                         $0
                                                                                              ---------------
12              Furniture and fixtures                                          D                         $0
                                                                                              ---------------
13              Office equipment                                                D                         $0
                                                                                              ---------------
14              Leasehold improvements                                          D                         $0
                                                                                              ---------------
15              Vehicles                                                        D                         $0
                                                                                              ---------------
16              Other:                                                          D                         $0
                       ---------------------------------------------                          ---------------
17                                                                              D                         $0
                ----------------------------------------------------                          ---------------
18                                                                              D                         $0
                ----------------------------------------------------                          ---------------
19                                                                              D                         $0
                ----------------------------------------------------                          ---------------
20                                                                              D                         $0
                ----------------------------------------------------                          ---------------

21                         TOTAL PROPERTY AND EQUIPMENT                                                   $0
                                                                                              ---------------
         OTHER ASSETS

22              Loans to shareholders                                                                     $0
                                                                                              ---------------
23              Loans to affiliates                                                                       $0
                                                                                              ---------------
24
                ----------------------------------------------------                          ---------------
25
                ----------------------------------------------------                          ---------------
26
                ----------------------------------------------------                          ---------------
27
                ----------------------------------------------------                          ---------------

28                         TOTAL OTHER ASSETS                                                             $0
                                                                                              ---------------
29                         TOTAL ASSETS                                                                   $0
                                                                                              ===============

     NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

         POST-PETITION

             CURRENT LIABILITIES

30               Salaries and wages                                                                              $0
                                                                                                         -----------
31               Payroll taxes                                                                                   $0
                                                                                                         -----------
32               Real and personal property taxes                                                                $0
                                                                                                         -----------
33               Income taxes                                                                                    $0
                                                                                                         -----------
34               Sales taxes                                                                                     $0
                                                                                                         -----------
35               Notes payable (short term)                                                                      $0
                                                                                                         -----------
36               Accounts payable (trade)                                                      A                 $0
                                                                                                         -----------
37               Real property lease arrearage                                                                   $0
                                                                                                         -----------
38               Personal property lease arrearage                                                               $0
                                                                                                         -----------
39               Accrued professional fees                                                                       $0
                                                                                                         -----------
40               Current portion of long-term post-petition debt (due within 12 months)                          $0
                                                                                                         -----------
41               Other:                                                                                          $0
                        ---------------------------------------------------------------                  -----------
42
                 ----------------------------------------------------------------------                  -----------
43
                 ----------------------------------------------------------------------                  -----------
44               TOTAL CURRENT LIABILITIES                                                                       $0
                                                                                                         -----------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                $0
                                                                                                         -----------
46               TOTAL POST-PETITION LIABILITIES                                                                 $0
                                                                                                         -----------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47               Secured claims                                                                F                 $0
                                                                                                         -----------
48               Priority unsecured claims                                                     F                 $0
                                                                                                         -----------
49               General unsecured claims                                                      F                 $0
                                                                                                         -----------
50               TOTAL PRE-PETITION LIABILITIES                                                                  $0
                                                                                                         -----------
51               TOTAL LIABILITIES                                                                               $0
                                                                                                         -----------
     EQUITY (DEFICIT)

52           Retained Earnings/(Deficit) at time of filing                                                       $0
                                                                                                         -----------
53           Capital Stock                                                                                       $0
                                                                                                         -----------
54           Additional paid-in capital                                                                          $0
                                                                                                         -----------
55           Cumulative profit/(loss) since filing of case                                                       $0
                                                                                                         -----------
56           Post-petition contributions/(distributions) or (draws)                                              $0
                                                                                                         -----------
57
                 ----------------------------------------------------------------------                  -----------
58           Market value adjustment                                                                             $0
                                                                                                         -----------
59               TOTAL EQUITY (DEFICIT)                                                                          $0
                                                                                                         -----------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                      $0
                                                                                                         ===========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                  ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                                 [PRE AND POST PETITION]    [POST PETITION]   POST PETITION DEBT
                                                                -----------------------   ----------------   ------------------
  0 -30 Days                                                                         $0                 $0
                                                                -----------------------   ----------------
  31-60 Days                                                                         $0                 $0
                                                                -----------------------   ----------------
  61-90 Days                                                                         $0                 $0                   $0
                                                                -----------------------   ----------------   ------------------
  91+ Days                                                                           $0                 $0
                                                                -----------------------   ----------------
  Total accounts receivable/payable                                                  $0                 $0
                                                                -----------------------   ================
  Allowance for doubtful accounts                                                    $0
                                                                -----------------------
  Accounts receivable (net)                                                          $0
                                                                =======================


                                              SCHEDULE B
                                     INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                  COST OF GOODS SOLD
----------------------------------                                  ------------------

                                          INVENTORY(IES)        INVENTORY BEGINNING OF MONTH                                 $0
                                            BALANCE AT                                                       ------------------
                                           END OF MONTH
                                                                Add -
  Retail/Restaurants -                                            Net purchase                                               $0
                                                                                                             ------------------
    Product for resale                                $0          Direct labor                                               $0
                                          --------------                                                     ------------------
                                                                  Manufacturing overhead                                     $0
                                                                                                             ------------------
  Distribution -                                                  Freight in                                                 $0
                                                                                                             ------------------
    Products for resale                               $0          Other:                                                     $0
                                          --------------                                                     ------------------

                                                                ------------------------------------------   ------------------

                                                                ------------------------------------------   ------------------
  Manufacturer -
    Raw Materials                                     $0
                                          --------------
    Work-in-progress                                  $0        Less -
                                          --------------
    Finished goods                                    $0          Inventory End of Month                                     $0
                                          --------------                                                     ------------------
                                                                  Shrinkage                                                  $0
                                                                                                             ------------------
  Other - Explain                                     $0          Personal Use                                               $0
                                          --------------                                                     ------------------
  --------------------------------------

  --------------------------------------
                                                                Cost of Goods Sold                                           $0
                                                                                                             ==================
      TOTAL                                           $0
                                          ==============


METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory used.

          Yes          No
              ----       ----
How often do you take a complete physical inventory?            Valuation methods -

                                                                  FIFO cost
                                                                                                    ----
    Weekly                                                        LIFO cost
                    -------                                                                         ----
    Monthly                                                       Lower of cost or market
                    -------                                                                         ----
    Quarterly                                                     Retail method
                    -------                                                                         ----
    Semi-annually                                                 Other
                    -------                                                                         ----
    Annually                                                        Explain
                    -------

Date of last physical inventory was       Not Applicable
                                          --------------        ---------------------------------------------------------------

                                                                ---------------------------------------------------------------
Date of next physical inventory is        Not Applicable
                                          --------------        ---------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

    Description                                                           COST            MARKET VALUE
                                                                          ----            ------------
         None                                                                 $0                      $0
     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------
         Total                                                                 $0                     $0
                                                                       ===========     ===================

                                      SCHEDULE D
                               OTHER DEPRECIABLE ASSETS

Description                                                               COST            MARKET VALUE
                                                                          ----            ------------
Machinery & Equipment -
     None                                                                      $0                     $0
     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------
     Total                                                                     $0                     $0
                                                                       ===========     ==================

Furniture & Fixtures -
     None                                                                      $0                     $0
     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------
     Total                                                                     $0                     $0
                                                                       ===========     ==================

Office Equipment -
     None                                                                      $0                     $0
     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------
     Total                                                                     $0                     $0
                                                                       ===========     ==================

Leasehold Improvements -
     None                                                                      $0                     $0
     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------
     Total                                                                     $0                     $0
                                                                       ===========     ==================

Vehicles -
     None                                                                      $0                     $0
     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------

     ------------------------------------------------------------      -----------     ------------------
     Total                                                                     $0                     $0
                                                                       ===========     ==================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                        0-30 DAYS 31-60 DAYS  61-90 DAYS  91+ DAYS       TOTAL
                                                     --------- ----------  ----------  --------       -----
FEDERAL
          Income Tax Withholding                           $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          FICA - Employee                                  $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          FICA - Employer                                  $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Unemployment (FUTA)                              $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Income                                           $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Other (Attach List)                              $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
TOTAL FEDERAL TAXES                                        $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
STATE AND LOCAL
          Income Tax Withholding                           $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Unemployment (UT)                                $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Disability Insurance (DI)                        $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Empl. Training Tax (ETT)                         $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Sales                                            $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Excise                                           $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Real property                                    $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Personal property                                $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Income                                           $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
          Other (Attach List)                              $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
TOTAL STATE & LOCAL TAXES                                  $0         $0          $0        $0            $0
                                                    ----------  --------- ----------- ---------     ---------
TOTAL TAXES                                                $0         $0          $0        $0            $0
                                                    ==========  ========= =========== =========     =========



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                            CLAIMED   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                  AMOUNT  AMOUNT(b)
-------------------------------------------                  ------  ---------

          Secured claims  (a)                                   $0         $0
                                                          --------- ----------
          Priority claims other than taxes                      $0         $0
                                                          --------- ----------
          Priority tax claims                                   $0         $0
                                                          --------- ----------
          General unsecured claims                              $0         $0
                                                          --------- ----------

       (a)    List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                          ACCOUNT 1       ACCOUNT 2       ACCOUNT 3      ACCOUNT 4
                                         ---------        ---------       ---------      ---------
Bank                                        None
                                        --------------  --------------- -------------- --------------
Account Type
                                        --------------  --------------- -------------- --------------
Account No.
                                        --------------  --------------- -------------- --------------
Account Purpose
                                        --------------  --------------- -------------- --------------
Balance, End of Month
                                        --------------  --------------- -------------- --------------
Total Funds on Hand for all Accounts               $0
                                        ==============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02
                                              ---------


                                                                                      Actual              Cumulative
                                                                                  Current Month         (Case to Date)
                                                                                  -------------         --------------
      CASH RECEIPTS
1               Rent/Leases Collected                                                           $0                  $0
                                                                               --------------------      --------------
2               Cash Received from Sales                                                        $0                  $0
                                                                               --------------------      --------------
3               Interest Received                                                               $0                  $0
                                                                               --------------------      --------------
4               Borrowings                                                                      $0                  $0
                                                                               --------------------      --------------
5               Funds from Shareholders, Partners, or Other Insiders                            $0                  $0
                                                                               --------------------      --------------
6               Capital Contributions                                                           $0                  $0
                                                                               --------------------      --------------
7
                -----------------------------------------------------          -------------------       --------------
8
                -----------------------------------------------------          --------------------      --------------
9
                -----------------------------------------------------          --------------------      --------------
10
                -----------------------------------------------------          --------------------      --------------
11
                -----------------------------------------------------          --------------------      --------------
12                      TOTAL CASH RECEIPTS                                                     $0                  $0
                                                                               --------------------      --------------
      CASH DISBURSEMENTS
13              Payments for Inventory                                                          $0                  $0
                                                                               --------------------      --------------
14              Selling                                                                         $0                  $0
                                                                               --------------------      --------------
15              Administrative                                                                  $0                  $0
                                                                               --------------------      --------------
16              Capital Expenditures                                                            $0                  $0
                                                                               --------------------      --------------
17              Principal Payments on Debt                                                      $0                  $0
                                                                               --------------------      --------------
18              Interest Paid                                                                   $0                  $0
                                                                               --------------------      --------------
                Rent/Lease:
19                      Personal Property                                                       $0                  $0
                                                                               --------------------      --------------
20                      Real Property                                                           $0                  $0
                                                                               --------------------      --------------
                Amount Paid to Owner(s)/Officer(s)
21                      Salaries                                                                $0                  $0
                                                                               --------------------      --------------
22                      Draws                                                                   $0                  $0
                                                                               --------------------      --------------
23                      Commissions/Royalties                                                   $0                  $0
                                                                               --------------------      --------------
24                      Expense Reimbursements                                                  $0                  $0
                                                                               --------------------      --------------
25                      Other                                                                   $0                  $0
                                                                               --------------------      --------------
26              Salaries/Commissions (less employee withholding)                                $0                  $0
                                                                               --------------------      --------------
27              Management Fees                                                                 $0                  $0
                                                                               --------------------      --------------
                Taxes:
28                      Employee Withholding                                                    $0                  $0
                                                                               --------------------      --------------
29                      Employer Payroll Taxes                                                  $0                  $0
                                                                               --------------------      --------------
30                      Real Property Taxes                                                     $0                  $0
                                                                               --------------------      --------------
31                      Other Taxes                                                             $0                  $0
                                                                               --------------------      --------------
32              Other Cash Outflows:                                                            $0                  $0
                                                                               --------------------      --------------
33
                        ---------------------------------------------          --------------------      --------------
34
                        ---------------------------------------------          --------------------      --------------
35
                        ---------------------------------------------          --------------------      --------------
36
                        ---------------------------------------------          --------------------      --------------
37
                        ---------------------------------------------          --------------------      --------------
38                      TOTAL CASH DISBURSEMENTS:                                               $0                  $0
                                                                               --------------------      --------------
39    NET INCREASE (DECREASE) IN CASH                                                           $0                  $0
                                                                               --------------------      --------------
40    CASH BALANCE, BEGINNING OF PERIOD                                                         $0                  $0
                                                                               --------------------      --------------
41    CASH BALANCE, END OF PERIOD                                                               $0                  $0
                                                                               ====================      ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02
                                              --------


       CASH FLOWS FROM OPERATING ACTIVITIES                                                 ACTUAL          CUMULATIVE
                                                                                        CURRENT MONTH     (CASE TO DATE)
                                                                                        --------------    ----------------
1              Cash Received from Sales                                                            $0                  $0
                                                                                        --------------    ----------------
2              Rent/Leases Collected                                                               $0                  $0
                                                                                        --------------    ----------------
3              Interest Received                                                                   $0                  $0
                                                                                        --------------    ----------------
4              Cash Paid to Suppliers                                                              $0                  $0
                                                                                        --------------    ----------------
5              Cash Paid for Selling Expenses                                                      $0                  $0
                                                                                        --------------    ----------------
6              Cash Paid for Administrative Expenses                                               $0                  $0
                                                                                        --------------    ----------------
               Cash Paid for Rents/Leases:
7                    Personal Property                                                             $0                  $0
                                                                                        --------------    ----------------
8                    Real Property                                                                 $0                  $0
                                                                                        --------------    ----------------
9              Cash Paid for Interest                                                              $0                  $0
                                                                                        --------------    ----------------
10             Cash Paid for Net Payroll and Benefits                                              $0                  $0
                                                                                        --------------    ----------------
               Cash Paid to Owner(s)/Officer(s)
11                   Salaries                                                                      $0                  $0
                                                                                        --------------    ----------------
12                   Draws                                                                         $0                  $0
                                                                                        --------------    ----------------
13                   Commissions/Royalties                                                         $0                  $0
                                                                                        --------------    ----------------
14                   Expense Reimbursements                                                        $0                  $0
                                                                                        --------------    ----------------
15                   Other                                                                         $0                  $0
                                                                                        --------------    ----------------
               Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                   Employer Payroll Tax                                                          $0                  $0
                                                                                        --------------    ----------------
17                   Employee Withholdings                                                         $0                  $0
                                                                                        --------------    ----------------
18                   Real Property Taxes                                                           $0                  $0
                                                                                        --------------    ----------------
19                   Other Taxes                                                                   $0                  $0
                                                                                        --------------    ----------------
20             Cash Paid for General Expenses                                                      $0                  $0
                                                                                        --------------    ----------------
21
               ---------------------------------------------------------------------    --------------    ----------------
22
               ---------------------------------------------------------------------    --------------    ----------------
23
               ---------------------------------------------------------------------    --------------    ----------------
24
               ---------------------------------------------------------------------    --------------    ----------------
25
               ---------------------------------------------------------------------    --------------    ----------------
26
               ---------------------------------------------------------------------    --------------    ----------------
27                   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                       REORGANIZATION ITEMS                                                        $0                  $0
                                                                                        --------------    ----------------
       CASH FLOWS FROM REORGANIZATION ITEMS
28             Interest Received on Cash Accumulated Due to Chp 11 Case                            $0                  $0
                                                                                        --------------    ----------------
29             Professional Fees Paid for Services in Connection with Chp 11 Case                  $0                  $0
                                                                                        --------------    ----------------
30             U.S. Trustee Quarterly Fees                                                         $0                  $0
                                                                                        --------------    ----------------
31
               --------------------------------------------------------------------     --------------    ----------------
32                   NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                              $0                  $0
                                                                                        --------------    ----------------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                  $0                  $0
                                                                                        --------------    ----------------
       CASH FLOWS FROM INVESTING ACTIVITIES
34             Capital Expenditures                                                                $0                  $0
                                                                                        --------------    ----------------
35             Proceeds from Sales of Capital Goods due to Chp 11 Case                             $0                  $0
                                                                                        --------------    ----------------
36
               ---------------------------------------------------------------------    --------------    ----------------
37                   NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                              $0                  $0
                                                                                        --------------    ----------------
       CASH FLOWS FROM FINANCING ACTIVITIES
38             Net Borrowings (Except Insiders)                                                    $0                  $0
                                                                                        --------------    ----------------
39             Net Borrowings from Shareholders, Partners, or Other Insiders                       $0                  $0
                                                                                        --------------    ----------------
40             Capital Contributions                                                               $0                  $0
                                                                                        --------------    ----------------
41             Principal Payments                                                                  $0                  $0
                                                                                        --------------    ----------------
42
               ---------------------------------------------------------------------    --------------    ----------------
43                   NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                              $0                  $0
                                                                                        --------------    ----------------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        $0                  $0
                                                                                        --------------    ----------------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                             $0                  $0
                                                                                        --------------    ----------------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                                   $0                  $0
                                                                                        ==============    ================